            [*] DESIGNATES MATERIAL FOR WHICH CONFIDENTIAL TREATMENT
             HAS BEEN REQUESTED, WHICH MATERIAL HAS BEEN SEPARATELY
               FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                             EXHIBIT 10.119

                               CARRIER AGREEMENT
                                    BETWEEN
                           MIDCOM COMMUNICATIONS INC.
                                      AND
                                   AT&T CORP.

















                   AT&T/CUSTOMER CONFIDENTIAL AND PROPRIETARY              DRAFT

                                 TABLE OF CONTENTS

                                                                           Page
                                                                           ----
 1. GENERAL TERMS AND CONDITIONS ........................................    1

        1.1. Services Provided ..........................................    1

        1.2. Duration of Agreement ......................................    1

        1.3. Applicability of AT&T Tariffs ..............................    2

        1.4. Provisioning ...............................................    2

        1.5. Billing and Payment ........................................    2

        1.6. Deposits ...................................................    5

 2. USE OF THE SERVICES .................................................    6

        2.1. Resale of Services .........................................    6

        2.2. Abuse of the Services ......................................    6

        2.3. Fraudulent Use of the Services .............................    7

        2.4. Interference, Impairment or Improper Use ...................    8

 3. TERMINATION OF AGREEMENT ............................................    8

        3.1. Termination for Material Non-Compliance ....................    8

        3.2. Termination for Nonpayment .................................    9

        3.3. Termination for Breach of Warranty by CUSTOMER .............    9

 4. LIMITATIONS OF LIABILITY AND INDEMNIFICATIONS .......................   10

        4.1. Limitations of Liability ...................................   10

        4.2. Indemnifications ...........................................   11

 5. WARRANTIES ..........................................................   12

        5.1. Warranties by CUSTOMER .....................................   12


                  AT&T/MIDCOM CONFIDENTIAL AND PROPRIETARY               DRAFT

                               TABLE OF CONTENT

                                                                        Page

        5.2. Warranties by AT&T.......................................... 13

        5.3. Disclaimer of Other Warranties.............................. 14

6. INTELLECTUAL PROPERTY ISSUES.......................................... 14

        6.1. Restrictions Against Use of Name and Brand Identification... 14

        6.2. Inconsistent Use............................................ 15

        6.3. No Patent or Software License............................... 18

        6.4. Confidentiality............................................. 18

7. DISPUTE RESOLUTION.................................................... 21

        7.1. Mediation................................................... 21

        7.2. Arbitration................................................. 22

        7.3. Court Proceedings........................................... 23

8. MISCELLANEOUS TERMS AND CONDITIONS.................................... 23

        8.1. Combination with Other Services or Offers................... 23

        8.2. Assignment and Delegation................................... 23

        8.3. Affiliate................................................... 24

        8.4. Independent Parties......................................... 24

        8.5. Acknowledgement of Right to Compete......................... 24

        8.6. No Third-Party Beneficiaries................................ 25

        8.7. Access to Customer's Premises............................... 25

        8.8. Network Equipment........................................... 25

        8.9. Force Majeure............................................... 25



         AT&T/CUSTOMER CONFIDENTIAL AND PROPRIETARY              DRAFT

                               TABLE OF CONTENT

                                                                        Page

        8.10. Loss....................................................... 26

        8.11. Notices.................................................... 26

        8.12. Modification And Waiver.................................... 27

        8.13. Severability............................................... 28

        8.14. Choice of Law.............................................. 28

        8.15. Compliance with Laws....................................... 28

        8.16. Export Regulation Compliance............................... 28

        8.17. Entire Agreement........................................... 29

        8.18. Index of Defined Terms..................................... 29

   ATTACHMENTS

A  Service Description




         AT&T/CUSTOMER CONFIDENTIAL AND PROPRIETARY               DRAFT

        THIS CARRIER AGREEMENT is made and entered into by and between MIDCOM Communications Inc., a corporation organized and existing under the laws of the Washington and having an office at 1111 Third Avenue, Seattle, Washington 98101 ("CUSTOMER") and AT&T Corp., a corporation organized and existing under the laws of the State of New York and having an office at 295 North Maple Avenue, Basking Ridge, New Jersey 07920 ("AT&T").

                        1.  GENERAL TERMS AND CONDITIONS

1.1.    SERVICES PROVIDED.

        AT&T shall provide the telecommunications services described in Attachment A (collectively referred to as the "Services") to CUSTOMER pursuant to the rates, terms and conditions of this Carrier Agreement, including the Attachment hereto (collectively referred to as the "Agreement"), and (to the extent necessary to comply with applicable laws and regulations) pursuant to the rates, terms and conditions of AT&T's state tariffs governing the Services.

1.2.    DURATION OF AGREEMENT.

        (a) This Agreement shall become effective on the date it is executed by both parties (the "Effective Date"). The rates, terms and conditions of this Agreement will not apply to the Services until the first day of the Term.

        (b)     The Term of this Agreement shall be as specified in Attachment
A. The Agreement may be terminated prior to the end of the Term only as specifically provided in this Agreement.

        (c) The provisions of this Agreement will apply with respect to all Services provided under this Agreement during the Term. Any Services provided after the Term is over shall be provided on such terms as then generally apply to AT&T customers for the same services with no term, revenue or volume commitments.



                   AT&T/CUSTOMER CONFIDENTIAL AND PROPRIETARY             DRAFT

1.3.    APPLICABILITY OF AT&T TARIFFS.

        AT&T's tariffs filed with the F.C.C. shall apply to the Services to the extent provided in Attachment A.

1.4.    PROVISIONING.

        CUSTOMER is responsible for placing any orders as necessary for AT&T to provision the Services. CUSTOMER shall provide provisioning information as is required according to AT&T's standard ordering procedures applicable to CUSTOMER.

1.5.    BILLING AND PAYMENT.

        (a) CUSTOMER is liable for all amounts due to AT&T under this Agreement. AT&T will provide to CUSTOMER a single monthly bill on magnetic tape for each of the Services, except that, at AT&T's option, the billing for more than one of the Services may be combined on a single monthly bill on magnetic tape. Said bill or bills will be sent to one CUSTOMER location designated by CUSTOMER.

        (b) Payment of charges under this Agreement is due, and CUSTOMER's obligation to pay such charges is enforceable, upon presentation of a bill to CUSTOMER or CUSTOMER's designate. Payment shall be made to AT&T by electronic funds transfer, or by such other payment method as the parties may agree in writing. Except as provided in Section 1.5(c), payment shall be considered timely if made within one month after the date of the bill.

        (c) The following payment provisions will apply until such time as CUSTOMER either establishes a record of timely payment for at least one year, or posts a deposit (or other assurance of payment satisfactory to AT&T) equal to three months' net charges, but in no event less than [*].



                   AT&T/CUSTOMER CONFIDENTIAL AND PROPRIETARY             DRAFT

                (1) Beginning October 21, 1996, and every Monday thereafter (or the next business day if the Monday is a holiday), CUSTOMER will submit to AT&T an estimated weekly payment (the "Weekly Payment") to be applied to CUSTOMER's account for Services provided under this Agreement. Customer's failure to submit any Weekly Payment in full on or before the due date established may result in disconnection of service upon five days' prior written notice.

                (2)     The Weekly Payment for October 21, 1996 will be [*].
        The Weekly Payment thereafter shall be [*], subject to modification as follows. At least once every three months, AT&T, in consultation with CUSTOMER, shall determine CUSTOMER's average weekly charges for the three most recently-available billing months (based on net billed amounts, and taking disputed charges into account only to the extent deemed appropriate by AT&T). If the then-effective Weekly Payment amount is more than ninety percent (90%) of such average weekly charges, AT&T shall establish a new Weekly Payment amount approximately equal to ninety percent (90%) of such average weekly charges. If the then-effective Weekly Payment amount is less than ninety percent (90%) of such average weekly charges, AT&T may establish a new Weekly Payment amount approximately equal to ninety percent (90%) of such average weekly charges. The new Weekly Payment amount will become effective ten
        (10) days after AT&T provides written notice to CUSTOMER of the new amount. Except as provided in Section 1.5(c)(4) and 1.5(d), disputed charges shall not be withheld from the Weekly Payment amount.


                (3) The Weekly Payments will be applied first against any amounts past due, and then against current charges. A true-up payment will be due with the last Weekly




                   AT&T/CUSTOMER CONFIDENTIAL AND PROPRIETARY             DRAFT

        Payment of each calendar month. The true up payment will be equal to the sum of the amount shown as due on the DNS invoice dated the 29th of the prior calendar month and the SDN and Inbound Services invoices dated the 1st of the calendar month in which the Weekly Payment is made, subject to adjustment for disputes as described in Section 1.5(d). If the sum of such amounts is negative (i.e., there is a net credit due to CUSTOMER) for two consecutive months, AT&T will adjust the amount of the Weekly Payment pursuant to Section 1.5(c)(2).

                (4) If CUSTOMER requests a credit ????? account, CUSTOMER's Director of Revenue Accounting at AT&T shall review the account status with the AT&T District Manager responsible for collection of charges from CUSTOMER and apply reasonable and normal business standards to promptly determine whether or not the credit should be applied to CUSTOMER's account. If the AT&T District Manager agrees in writing to reduce (in whole or in part) one or more Weekly Payments as a result of such a credit, then CUSTOMER may make Weekly Payments adjusted in the manner so specified by AT&T.

        (d) If CUSTOMER provides to AT&T a written bona fide dispute of a charge before payment is due for that charge, payment will be considered timely if made within fifteen (15) days after AT&T sustains the charge as correct. CUSTOMER may withhold payment of charges under this Section for any calls for which AT&T has not provided standard call detail records on magnetic tape or other electronic media (unless AT&T's failure to provide such records is attributable to CUSTOMER); payment of such charges will be considered timely if made within thirty (30) days after AT&T thereafter provides such call detail records. Payment by CUSTOMER of a disputed charge does not preclude CUSTOMER from continuing to dispute



                   AT&T/CUSTOMER CONFIDENTIAL AND PROPRIETARY             DRAFT
the charge, nor does acceptance by AT&T of a partial payment preclude AT&T from collecting the unpaid amount (notwithstanding any restrictive endorsements).

        (e) CUSTOMER shall be solely responsible for rendering bills to and collecting charges from its own customers. Failure of CUSTOMER to bill or collect charges shall not excuse in whole or in part CUSTOMER's responsibilities to AT&T under this Agreement, including but not limited to the responsibility to render to AT&T timely payment of charges.

        (f) If CUSTOMER does not make timely payment of any charge(s) other than bona fide disputes, AT&T may apply a late payment charge equal to 1% of such charge(s) for each whole month and pro rata for any partial month between the date on which the payment would have been considered timely and the date on which the payment is made to AT&T, except that if such charge is found to be in excess of the maximum amount allowed by applicable payment charge shall be the maximum amount allowed by applicable law.

        (g) CUSTOMER is responsible for safeguarding the service from use by ???? persons, and to pay all charges for use of the service by any persons whether or not a CUSTOMER.

1.6     DEPOSITS.

        AT&T may at any time require CUSTOMER to furnish a deposit under the same terms and conditions that apply to deposits under AT&T Tariff F.C.C. No. 1,
Section 2.5.6., as it exists on the Effective Date.




                   AT&T/CUSTOMER CONFIDENTIAL AND PROPRIETARY             DRAFT

                            2.  USE OF THE SERVICES


2.1     RESALE OF SERVICES.

        (a) CUSTOMER may (1) resell the Services directly (e.g., through CUSTOMER's own employees, agents and/or independently contracted sales representatives) to entities that will actually use the service (referred to in this Agreement as "End Users") and/or (2) resell the Services directly to other resellers for ultimate resale to End Users (which ultimate resale may but need not be through one or more other intermediaries). All resellers and other intermediaries in the sales chain between CUSTOMER (including its employees, agents and independently contracted sales representatives) and an End User are referred to in this Agreement as "Intermediate Resellers".

        (b) AT&T has no relationship with CUSTOMER's End Users or Intermediate Resellers under this Agreement and has no obligation to communicate with, or provide support to CUSTOMER's End Users or Intermediate Resellers. AT&T shall not use information provided by CUSTOMER in connection with the provision of the Services in support of AT&T's own marketing efforts.

2.2     ABUSE OF THE SERVICES.

        The abuse of Service is prohibited. The following activities constitute abuse:

        (a) Using Service to make calls that might reasonably be expected to frighten, abuse, torment, or harass another, or

        (b) Using Service in such a way that it interferes unreasonably with the use of Service or AT&T's network by others.





                   AT&T/CUSTOMER CONFIDENTIAL AND PROPRIETARY             DRAFT

2.3.    FRAUDULENT USE OF THE SERVICES.

        The fraudulent use of, or the intended or attempted fraudulent use of Service is prohibited. In any instance in which AT&T believes in good faith that there is fraudulent use of Service, AT&T may, immediately and upon written notice to the Customer, and without liability on the part of AT&T, restrict, suspend or discontinue providing Service. In the event that Customer does not provide to AT&T within five (5) business days of the temporary restriction of service acceptable proof that said use has ceased and that appropriate measures have been taken to prevent its recurrence, AT&T may immediately and without further notice discontinue service and CUSTOMER shall be liable for a Termination Charge as provided in Attachment A. If the event giving rise to the right to restrict, suspend, or discontinue service is limited to one or more specific locations, 800/888 numbers or calling cards, AT&T shall, to the extent practicable, limit the restriction, suspension or discontinuance to those locations, 800/888 numbers or calling cards. This Agreement does not obligate AT&T to monitor, notify CUSTOMER about, or prevent fraudulent use of Service. The following activities constitute fraudulent use:

        (a) Using Service to transmit any message or code, locate a person, or otherwise give or obtain information, without payment for Service (AT&T shall not apply this provision to CUSTOMER differently than it generally applies to comparable provision of AT&T Tariff F.C.C. No. 1 to other customers);

        (b) Using or attempting to use Service with the intent to avoid the payment, either in whole or in part, of any charges by any means or device;

        (c) Using Service to carry calls that originate on the network of a facilities-based interexchange carrier other than AT&T and terminate disproportionately to locations for which



                   AT&T/CUSTOMER CONFIDENTIAL AND PROPRIETARY             DRAFT
the cost to AT&T of terminating switched access is above the average cost of terminating switched access, based on the published access tariffs of local exchange companies; or

        (d) Using the Services to carry calls that originate on the network of a facilities-based interexchange carrier other than AT&T and terminate disproportionately to locations for which the cost to AT&T of terminating switched access is above AT&T's average cost of terminating switched access.

2.4.    INTERFERENCE, IMPAIRMENT OR IMPROPER USE.

        Customer may not use Service in any manner that subjects AT&T personnel or non-AT&T personnel to hazardous conditions or results in immediate harm to the AT&T network or other AT&T services. In any instance in which AT&T believes in good faith that Service is being used in such manner, AT&T may immediately restrict Service on a temporary basis. In such cases, AT&T will make a reasonable effort to give the Customer prior notice. In the event that Customer does not provide to AT&T within five (5) business days of the temporary restriction of service acceptable proof that said use has ceased and that appropriate measures have been taken to prevent its recurrence, AT&T may immediately and without further notice terminate service and CUSTOMER shall be liable for a Termination Charge as provided in Attachment A.

                          3.  TERMINATION OF AGREEMENT

3.1.    TERMINATION FOR MATERIAL NON-COMPLIANCE.

        If either party fails to comply with one or more of the material terms and conditions of this Agreement, the other party may provide written notice of such failure to the party in noncompliance and such party shall have ninety
(90) days following receipt of such notice to cure the noncompliance. If such cure is not demonstrated to the reasonable satisfaction of the party




                   AT&T/CUSTOMER CONFIDENTIAL AND PROPRIETARY             DRAFT
claiming the noncompliance within the ninety (90) day period, such party may immediately terminate without liability this Agreement and the Services provided hereunder upon written notice to the party in noncompliance provided within sixty (60) days after the end of the cure period. In the event of a termination under this Section, CUSTOMER shall be liable for a Prorated Shortfall Charge to the extent provided in Attachment A. This Section shall not apply to a termination for nonpayment.

3.2.    TERMINATION FOR NONPAYMENT.

        Except as otherwise provided in Section 1.5(d), if CUSTOMER fails to make payment of charges due under this Agreement, AT&T may deny and/or restrict the Services upon at least five (5) days' prior written notice to CUSTOMER. Upon payment of all such charges, the denial and/or restriction of the Services will be removed, except that if AT&T denies and/or restricts the Services for nonpayment and CUSTOMER fails to pay the charges that gave rise to the denial of Services within fifteen (15) days after the date on which such denial of Services began, AT&T may immediately terminate without liability this Agreement and the Services provided hereunder. In the event of a termination under this Section of the entire Agreement, CUSTOMER shall be liable for a Termination Charge as provided in Attachment A.

3.3.    TERMINATION FOR BREACH OF WARRANTY BY CUSTOMER.

        If at any time during the term of this Agreement CUSTOMER is in material noncompliance with any of its Warranties under this Agreement, AT&T may provide written notice of such non-compliance to CUSTOMER and CUSTOMER shall have thirty (30) days following receipt of such notice to cure such non-compliance. If such cure is not demonstrated to the reasonable satisfaction of AT&T within the thirty (30) day period, AT&T may immediately terminate this Agreement and the Services provided hereunder without liability upon written



                   AT&T/CUSTOMER CONFIDENTIAL AND PROPRIETARY             DRAFT
notice to CUSTOMER. In the event of a termination under this Section, CUSTOMER shall be liable for a Termination Charge as provided in Attachment A.

                4.      LIMITATIONS OF LIABILITY AND INDEMNIFICATIONS

4.1.    LIMITATIONS OF LIABILITY.

        (a) AT&T's liability, if any, for any claim or suit by CUSTOMER for damages associated with the installation, provision, termination, maintenance, repair or restoration of any of the Services shall not exceed an amount equal to the charge under this agreement for the affected service for the period during which the service was affected. Any liability for damages shall be in addition to any credit allowance that may otherwise be due.

        (b) IN NO EVENT SHALL AT&T OR CUSTOMER BE LIABLE TO EACH OTHER IN CONNECTION WITH THE INSTALLATION, PROVISION, TERMINATION, MAINTENANCE, REPAIR, RESTORATION, USE OR RESALE OF THE SERVICES FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, RELIANCE OR SPECIAL DAMAGES, INCLUDING WITHOUT LIMITATION DAMAGES FOR LOST PROFITS OR DIMINISHED BUSINESS VALUE, REGARDLESS OF THE FORM OF ACTION WHETHER IN CONTRACT, INDEMNITY WARRANTY, STRICT LIABILITY OR TORT, INCLUDING WITHOUT LIMITATION NEGLIGENCE OF ANY KIND WHETHER ACTIVE OR PASSIVE.

        (c) AT&T is not liable for damages caused by service, channels, or equipment which it does not furnish.


                   AT&T/CUSTOMER CONFIDENTIAL AND PROPRIETARY              DRAFT

        (d) Nothing in this Section shall limit either party's liability for damages to individuals or their estates for bodily injury or death proximately caused by that party's negligence. The limitations of liability set forth in this Agreement shall survive failure of an exclusive remedy.

4.2     INDEMNIFICATIONS.

        (a) AT&T shall be indemnified, defended, and held harmless by CUSTOMER against all claims, losses, or damages awarded, to the extent that they arise from the use of the Services, regardless of the form of action, whether in contract, tort (including AT&T's active or passive negligence), warranty, or strict liability, involving:

                (1) Claims for libel, slander, invasion of privacy, or infringement of copyright arising from any communication not initiated by AT&T or its agent;

                (2) Claims for patent infringement arising from combining or using the Services in connection with facilities or equipment furnished by others, provided that such claim would not have arisen if the Services had not been combined or used in connection with facilities or equipment furnished by others;

                (3) Claims arising out of the use of the Services in an explosive atmosphere;

                (4) Claims brought against AT&T by any of CUSTOMER's Intermediate Carriers or End Users related to the Services provided to CUSTOMER under this Agreement.

        (b) CUSTOMER shall be indemnified, defended and held harmless by AT&T against all claims, losses or damages awarded, to the extent that they arise from use of the Services, regardless of the form of action, whether in contract, tort (including CUSTOMER's active or passive negligence), warranty, strict liability, intellectual property infringement or





                   AT&T/CUSTOMER CONFIDENTIAL AND PROPRIETARY             DRAFT
misappropriation involving claims of patent, copyright, trademark or trade secret infringements arising solely from the use of the Services.

        (c) If, in connection with any claim, lawsuit, or demand brought by a third party against either party (the "Indemnified Party"), the Indemnified Party asserts it is entitled to indemnification and defense from the other party (the "Indemnifying Party") pursuant to this Agreement, the Indemnified Party shall provide prompt written notice to the Indemnifying Party of such claim, lawsuit or demand, and shall tender the defense of such claim, lawsuit, or demand to the Indemnifying Party. The Indemnifying Party shall cooperate in every reasonable manner with the defense or settlement of such claim, lawsuit, or demand. The Indemnifying Party shall not be liable for settlements by the Indemnified Party of any such claim, demand, or lawsuit unless the Indemnifying Party has approved the settlement in advance or unless the defense of the claim, demand, or lawsuit has been tendered to the Indemnifying Party, in writing, and the Indemnifying Party has failed promptly to undertake the defense.

                                 5. WARRANTIES

5.1     WARRANTIES BY CUSTOMER.

The provision of service to CUSTOMER is expressly conditioned upon CUSTOMER making and remaining in compliance with the following Warranties.

        (a) CUSTOMER is an interexchange telecommunications common carrier and has obtained the required operating authority in all states in which it conducts business, as well as all authority required by the FCC, for resale of telecommunications services.

        (b) CUSTOMER is and will remain at all times in material compliance with all federal and state laws and regulations applicable to its resale of the Services obtained under this


                   AT&T/CUSTOMER CONFIDENTIAL AND PROPRIETARY              DRAFT

Agreement, including but not limited to those laws and regulations applicable to the authorization and proof of authorization necessary to convert an End-Users former service to Customer's service as the End-User's Primary Interexchange Carrier.

        (c) CUSTOMER will utilize the Service provided under this Agreement only for lawful purposes, including but not limited to resale of service to End Users and/or Intermediate Resellers.

        (d) CUSTOMER will exercise its best commercially reasonable efforts to ensure that its Intermediate Resellers or End Users do not engage in any activity which, if done by CUSTOMER directly, would place CUSTOMER in material noncompliance with any of the provisions of this Agreement.

        (e) The person executing this Agreement on behalf of CUSTOMER is fully authorized to do so.

5.2     WARRANTIES BY AT&T.

        (a) AT&T is an interexchange telecommunications common carrier and has obtained the required operating authority in all states in which it conducts business, as well as all authority required by the FCC, for the sale of telecommunications services.

        (b) AT&T is and will remain at all times in material compliance with all federal and state laws and regulations applicable to the sale and provision of Service to CUSTOMER under this Agreement.

        (c) The person executing this Agreement on behalf of AT&T is fully authorized to do so.


                   AT&T/CUSTOMER CONFIDENTIAL AND PROPRIETARY              DRAFT

5.3     DISCLAIMER OF OTHER WARRANTIES.

        AT&T (INCLUDING ITS SUBSIDIARIES, AFFILIATES, PREDECESSORS, SUCCESSORS AND ASSIGNS) MAKES NO WARRANTIES, EXPRESS OR IMPLIED, EXCEPT AS PROVIDED IN
SECTION 5.2, AND SPECIFICALLY DISCLAIMS ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE SERVICES PROVIDED PURSUANT TO THIS AGREEMENT.

                        6.      INTELLECTUAL PROPERTY ISSUES

6.1     RESTRICTIONS AGAINST USE OF NAME AND BRAND IDENTIFICATION.

        (a) Neither party will (1) use the other party's corporate logos, trade dress, or other symbols that serve to identify and distinguish such other party from its competitors (or use confusingly similar corporate logos, trade dress or such other symbols), or (2) conduct business under the other party's corporate or trade names, logos, trademarks, service marks, trade dress, or other symbols that serve to identify and distinguish such other party from its competitors (or under any confusingly similar corporate or trade names, logos, trademarks, service marks, trade dress or such other symbols).

        (b) Except with the express written authorization of AT&T, neither CUSTOMER nor any Intermediate Reseller will, in connection with any marketing, sales or other activity, (1) use the AT&T's corporate or trade names, trademarks, or service marks (or use confusingly similar corporate or trade names, trademarks, or service marks), or (2) indicate or imply to any End User, potential End User, or other entity that AT&T is the underlying carrier from which CUSTOMER or an Intermediate Reseller obtains the service it is reselling to the End User.


                   AT&T/CUSTOMER CONFIDENTIAL AND PROPRIETARY              DRAFT

        (c) Neither CUSTOMER nor any Intermediate Reseller will indicate or imply to any Intermediate Reseller, End User, potential End User, or other entity that (1) AT&T is selling or providing service to any End User, (2) CUSTOMER or any Intermediate Reseller is affiliated with AT&T or authorized by AT&T to sell or provide service to any End User, potential End User, or other entity, or (3) CUSTOMER or any Intermediate Reseller is selling or providing service to any End User, potential End User, or other entity jointly, in collaboration, or in partnership with AT&T, or as the agent of AT&T. Notwithstanding the foregoing, CUSTOMER may, if required by law, disclose to a governmental agency that AT&T provides the Services to CUSTOMER.

        (d) CUSTOMER will (1) notify its Intermediate Resellers of the restrictions against use of AT&T's corporate or trade names, logos, trademarks, service marks, trade dress, or other symbols that serve to identify and distinguish AT&T from its competitors (or any confusingly similar corporate or trade names, logos, trademarks, service marks, trade dress or such other symbols), and (2) direct such Intermediate Resellers to comply with such restrictions and to provide a similar notification and directions to any other Intermediate Resellers to which the first Intermediate Reseller may provide service.

6.2     INCONSISTENT USE.

        (a) If AT&T finds that CUSTOMER (or any Intermediate Reseller), is using AT&T's corporate or trade names, logos, trademarks, service marks, trade dress or other symbols that serve to distinguish AT&T from its competitors in a manner inconsistent with Section 6.1. of this Agreement (an "Inconsistent Use"), AT&T shall provide notice of such Inconsistent Use to CUSTOMER. The exclusive means and remedy for settling any dispute between the parties as to whether a particular use constitutes an Inconsistent Use shall be an arbitration conducted under the Non-Administered Arbitration Rules (the "Rules") of the CPR Institute for Dispute Resolution


                   AT&T/CUSTOMER CONFIDENTIAL AND PROPRIETARY              DRAFT

(the "CPR Institute"), except as otherwise provided in this Agreement. In the case of a conflict between this Agreement and the Rules, this Agreement will govern.

        (b) If AT&T provides notice to CUSTOMER of an Inconsistent Use, and, within 30 days after the receipt of such notice, CUSTOMER either (1) cures the Inconsistent Use or takes appropriate commercially reasonable efforts to prevent an Intermediate Reseller from continuing such use (which efforts shall include ceasing to provide service to the Intermediate Reseller, if necessary), (2) demonstrates that no Inconsistent Use occurred, or (3) demonstrates that no person responsible for the Inconsistent Use was either CUSTOMER, an Affiliate of CUSTOMER, an Intermediate Reseller, or an employee, agent or independently contracted sales representative of any of them, then there shall be no loss of discount arising out of the use that gave rise to the notice. If CUSTOMER thereafter seeks to contest AT&T's determination that the use was an Inconsistent Use, CUSTOMER must institute an arbitration under the Section. If CUSTOMER does not obtain a ruling in such arbitration that the use was not an Inconsistent Use, CUSTOMER shall be precluded from repeating such use (and shall take appropriate, commercially reasonable measures to ensure that no Intermediate Reseller repeats such use).

        (c) If AT&T provides notice to CUSTOMER of an Inconsistent Use, and CUSTOMER does not avoid the withholding of discount by accomplishing one of the steps described in (1) through (3) of Section 6.2(b) within the specified period, the discounts and credits set forth in Attachment A will not apply beginning as of the date AT&T's notice is given and ending as of the date that CUSTOMER accomplishes one of the steps described in (a) through (c) of Section 6.2(b). Any such suspension of discounts shall not relieve CUSTOMER from its obligations to comply with any other conditions contained in this Agreement.


                   AT&T/CUSTOMER CONFIDENTIAL AND PROPRIETARY             DRAFT

        (d) If CUSTOMER seeks to contest AT&T's determination that the use was an Inconsistent Use, CUSTOMER shall institute an arbitration as provided below. If CUSTOMER does not institute such an arbitration, CUSTOMER shall be precluded from contesting AT&T's determination that the use was an Inconsistent Use. If the Arbitrator decides that the use giving rise to the notice was not an Inconsistent Use, any discounts that were not applied as a result of the use will be restored and applied to CUSTOMER's account as a credit.

        (e) To institute an arbitration under this subsection, CUSTOMER shall submit the dispute to a tribunal of three arbitrators to be selected jointly by the parties, or, at the option of either party, to be selected by the procedures established under the then-current rules of the CPR Institute for the selection of arbitrators. Each of the arbitrators shall be an attorney with not less than ten (10) years experience in the practice of trademark law. The parties shall cooperate in good faith to achieve a prompt resolution of the arbitration. In the event that the parties, in consultation with the CPR Institute, determine that a panel of three qualified arbitrators cannot be appointed pursuant to this procedure, the parties will work in good faith, in consultation with the CPR Institute, to implement an alternative process for appointing a panel of three qualified arbitrators.

        (f) The arbitration panel will determine whether the use that gave rise to the notice constitutes an Inconsistent Use, and the parties will comply with such interpretation. Judgment on the award of the arbitration panel may be entered in any court or administrative body having jurisdiction.

        (g) Initially, all administrative fees of the CPR Institute and all Arbitrator compensation ("Arbitration Fees") shall be borne equally by CUSTOMER and AT&T. At the conclusion of the arbitration, the arbitration panel shall award to the prevailing party (as


                   AT&T/CUSTOMER CONFIDENTIAL AND PROPRIETARY             DRAFT
determined by the arbitration panel), the Arbitration Fees paid by such party. Each party shall bear the expense of its own counsel, experts, witnesses, preparation and presentation of proofs, travel, and other out-of-pocket expenses.

6.3     NO PATENT OR SOFTWARE LICENSE.

        No license under patents or software copyrights is granted by AT&T or shall be implied or arise by estoppel, with respect to the Services provided under this Agreement.

6.4     CONFIDENTIALITY.

        (a) Information furnished or disclosed by one party or its agent or representative (the "Disclosing Party") to the other party or its agent or representative (the "Receiving Party") in connection with or in contemplation of this Agreement, or relating to current or anticipated voice and data telecommunications needs of CUSTOMER (including but not limited to lists of CUSTOMER's customers and/or End Users, other information about CUSTOMER's customers and/or End Users, proposals, contracts, tariff and contract drafts, specifications, drawings, network designs and design proposals, pricing information, strategic plans, computer software and documentation, and other technical or business information related to current and anticipated AT&T or CUSTOMER products and services), shall be deemed "Confidential Information".

        (b) If such information is in written, graphic or other tangible form, it shall be deemed Confidential Information only if it is indicated by appropriate markings or statements to be confidential or proprietary, provided, however, that all written or oral pricing, contract, and tariff proposals exchanged between the parties (including proposals exchanged in contemplation of this Agreement) shall be deemed Confidential Information, whether or not expressly indicated by markings or statements to be confidential or proprietary.


                   AT&T/CUSTOMER CONFIDENTIAL AND PROPRIETARY             DRAFT

        (c) Confidential Information shall be deemed the property of the Disclosing Party and shall be returned to the Disclosing Party upon request either at the end of the Term or at an earlier time if the information is no longer needed for the purposes described in subsection (e) below.

        (d) The terms and conditions of this Agreement shall be deemed Confidential Information as to which each party shall be both a Disclosing Party and a Receiving Party. Information that was previously known to the Receiving Party free of any obligation to keep it confidential or is independently developed by the Receiving Party shall not be deemed Confidential Information. The Receiving Party shall not be required to hold in confidence any Confidential Information that is made public by the Disclosing Party or a third party.

        (e) A Receiving Party shall hold all Confidential Information in confidence during the Term and for a period of twelve (12) months following the termination of this Agreement. During that period, the Receiving Party: (1) shall use such Confidential Information only for the purposes of evaluation, negotiation, discussion between the parties, preparation of proposals, provision or use of AT&T products and/or services and otherwise carrying out the intent of this Agreement; (2) shall reproduce such Confidential Information only to the extent necessary for such purposes; (3) shall restrict disclosure of such Confidential Information to such of its employees or its Affiliate's employees as have a need to know such information for such purposes only; (4) shall advise any employees to whom such Confidential Information is disclosed of the obligations assumed in this Agreement; (5) shall not disclose any Confidential Information to any third party (not including disclosure to an employee of an Affiliate pursuant to (3)) without prior written approval of the Disclosing Party except as expressly provided in this Agreement; and (6) shall use at least the same degree of care as it uses with regard to its own proprietary or


                   AT&T/CUSTOMER CONFIDENTIAL AND PROPRIETARY             DRAFT
confidential information to prevent the disclosure, unauthorized use or publication of Confidential Information.

        (f) In the absence of a contrary instruction by a party, such party's Affiliates, and the agents and employees of its Affiliates, shall be deemed agents of such party for purposes of receipt or disclosure of Confidential Information. Accordingly, any receipt or disclosure of Confidential Information by a party's Affiliate, or by an agent or employee of such Affiliate, shall be deemed a receipt or disclosure by the party.

        (g) CUSTOMER may disclose Confidential Information to a person or entity (other than a direct competitor of AT&T) retained by CUSTOMER to provide advice, consultation, analysis, legal counsel or any other similar services ("Consulting Services") in connection with this Agreement or the service provided hereunder (such person or entity hereinafter referred to as "Consultant") only with AT&T's prior permission and only after CUSTOMER provides to AT&T a copy of a written agreement by such Consultant (in a form satisfactory to AT&T): (a) to use such Confidential Information only for the purpose of providing Consulting Services to CUSTOMER, and (b) to be bound by the obligations of a Receiving Party under this Agreement with respect to such Confidential Information.

        (h) A Receiving Party may disclose Confidential Information if such disclosure is in response to an order or request from a court, the FCC or other regulatory body; provided, however, that before making such disclosure, the Receiving Party shall first give the Disclosing Party reasonable notice and opportunity to object to the order or request, and/or to obtain a protective order covering the Confidential Information to be disclosed. If the FCC determines that legal requirements, including the Communications Act of 1934, as amended, or the regulations promulgated thereunder, require the filing of this Agreement with the Commission, or


                   AT&T/CUSTOMER CONFIDENTIAL AND PROPRIETARY              DRAFT
if the FCC (or a state regulatory entity with applicable jurisdiction) otherwise requires the filing of this Agreement pursuant to authority granted by law or regulation, the party required to make with such filing shall file the Agreement to the extent required and each party to this Agreement shall request confidential treatment in connection with such filing.

        (i) In the event of a breach or threatened breach by a Receiving Party or its agent or representative of the terms of this Section, the Disclosing Party shall be entitled to an injunction prohibiting such breach in addition to such other legal and equitable remedies as may be available to it in connection with such breach. Each party acknowledges that the Confidential Information of the other Party is valuable and unique and that the use or disclosure of such Confidential Information in breach of this Agreement will result in irreparable injury to the other party.

                             7. DISPUTE RESOLUTION

        Except as provided in Section 6.2, if a dispute arises between the parties relating to this Agreement or to the Services provided under this Agreement, or to the provision, use, sale, or resale of the Services (a "Dispute"), the parties will use good faith efforts to resolve the Dispute promptly and fairly by negotiation. If the parties are unable to resolve the Dispute through negotiation, the parties shall follow the dispute resolution procedures provided in this Section.

7.1     MEDIATION.

        If the parties are unable to resolve a Dispute by negotiation, the parties shall submit it to mediation conducted by a mediator to be selected jointly by the parties or, at the option of either party, to be selected by the procedures established under the then-current rules of the CPR Institute for the selection of a mediator. The parties, their representatives, other participants and the mediator shall hold existence, content and result of the mediation in confidence. The


                   AT&T/CUSTOMER CONFIDENTIAL AND PROPRIETARY              DRAFT
mediation shall conclude at such time as either party (or the mediator) notifies the other party (or, for the mediator, both parties) in writing that the parties are at an impasse and that continued efforts at mediation are unlikely to be productive.

7.2.    ARBITRATION.

        (a) If a Dispute in which the total amount in controversy (based on the written positions taken by the parties in the course of mediation) is ten million dollars ($10,000,000) or less, or any Dispute (regardless of the amount in controversy) regarding the payment, nonpayment or applicability of charges (including shortfall or termination charges), is not successfully resolved by negotiation or mediation, it shall be subject to binding arbitration under the then-current Rules and supervision of the CPR Institute. The arbitration will be held in Chicago, Illinois. The Federal Arbitration Act, 9 U.S.C. Sections 1 to 16, not New York law, will govern the arbitrability of all claims. The arbitral decision and award will be final and binding, and either party may enter it in any court with jurisdiction.

        (b) The arbitration will be conducted by a single arbitrator who is knowledgeable in business information, commercial matters or the telecommunications field, as applicable, except that either party may require that the arbitration be conducted by a tribunal of three such arbitrators by providing written notice of such a demand to the other party before a single arbitrator is selected. The arbitrator(s) may not limit, expand or otherwise modify the terms of this Agreement and will not have authority to award damages to either party beyond the limitations of liability provided in this Agreement.

        (c) Each party will bear its own attorney's fees and related costs and expenses associated with the arbitration. The parties will pay the arbitrator(s) fees and other similar costs and expenses of the arbitration as the Rules provide.


                   AT&T/CUSTOMER CONFIDENTIAL AND PROPRIETARY              DRAFT

        (d) The parties, their representatives, other participants and the arbitrator(s) shall hold the existence, content and result of the arbitration in confidence except that the prevailing party shall have the right to enter the arbitration award in a court of competent jurisdiction if such entry is necessary to enforce the terms of the award.

        (e) Neither party may bring a legal proceedings before a court or administrative body a case in court in connection with a Dispute subject to this Section 7.2. If a party disregards this restriction, files such a legal proceeding, and fails to dismiss it promptly upon being notified of this provision, that party will pay the other party's costs and expenses, including attorney's fees, incurred after the notice in defending the legal proceeding.

7.3     COURT PROCEEDINGS.

        If a Dispute not subject to Section 7.2 is not successfully resolved by negotiation or mediation, it may be the subject of legal proceedings brought before a court or administrative body having jurisdiction over the Dispute, and will be submitted to arbitration only by written agreement of the parties.


                        8.      MISCELLANEOUS TERMS AND CONDITIONS.

8.1     COMBINATION WITH OTHER SERVICES OR OFFERS.

        This Agreement may not be used in combination with any other AT&T Carrier Agreement, AT&T Contract Tariff, AT&T Tariff, promotions or other offerings or pricing arrangements for any AT&T services.

8.2     ASSIGNMENT AND DELEGATION.

        Neither party may assign its rights under this Agreement, in whole or in part, to a third party (other than an Affiliate of the assigning party), without the express prior written consent of


                   AT&T/CUSTOMER CONFIDENTIAL AND PROPRIETARY              DRAFT
the other party, which consent will not be unreasonably withheld. CUSTOMER may delegate its obligations under this Agreement without the consent of AT&T, but CUSTOMER shall remain liable for the performance of all such obligations notwithstanding any such delegation. This provision shall not restrict CUSTOMER's right to resell the Service. No resale of the Service, assignment of rights, or delegation of duties shall release the original party from its obligations under this Agreement.

8.3.    AFFILIATE.

        As used in this Agreement, an entity is an "Affiliate" of a party if such entity directly or indirectly controls, is controlled by, or is under common control with such party.

8.4.    INDEPENDENT PARTIES.

        The employees and agents of either party to this Agreement are solely the employees or agents of that party, and not employees or agents of the other party. Neither party is responsible for the employment, control, or conduct of the other party's employees. AT&T's relationship with CUSTOMER, and CUSTOMER's relationship with AT&T, under this Agreement will be that of an independent contractor, and nothing herein will be construed to constitute either party (or any of its Affiliates, employees, or agents), an employee, agent, fiduciary, joint venturer or partner of the other party.

8.5.    ACKNOWLEDGEMENT OF RIGHT TO COMPETE.

        CUSTOMER acknowledges and understands that it remains at all times solely responsible for the success and profits of its business. AT&T makes no promises, warranties or representations regarding CUSTOMER's business success or prospects of business success in connection with the provision of the Services. CUSTOMER acknowledges and understands that


                   AT&T/CUSTOMER CONFIDENTIAL AND PROPRIETARY             DRAFT

AT&T will continue to market AT&T services directly to the public (including actual and potential End Users, Intermediate Resellers, and competitors of CUSTOMER) and that such marketing will from time to time bring AT&T into direct or indirect competition with CUSTOMER. CUSTOMER acknowledges and understands that nothing in this Agreement restricts in any way the rights of AT&T to engage in competition with CUSTOMER or to market its services to competitors of CUSTOMER.

8.6.    NO THIRD-PARTY BENEFICIARIES.

        This Agreement does not create any claim or right of action, nor is it intended to confer any benefit on any third party, including but not limited to any End-User or Intermediate Reseller.

8.7.    ACCESS TO CUSTOMER'S PREMISES.

        The Customer is responsible for arranging premises access at any reasonable time so that AT&T personnel may install, repair, maintain, inspect or remove Service components. Premises access must be made available at a time mutually agreeable to the Customer and AT&T.

8.8.    NETWORK EQUIPMENT.

        AT&T shall retain title to all of its network equipment and facilities used to provide Services under this Agreement.

8.9.    FORCE MAJEURE.

        Neither party nor its Affiliates, subsidiaries, subcontractors, or parent corporation shall be liable in any way for delay, failure in performance, loss or damage due to any of the following: fire, strike, embargo, explosion, power blackout, earthquake, volcanic action, flood, war, water, the elements, labor disputes, civil or military authority, acts of God, acts of the public enemy, inability to secure raw materials, inability to secure products, acts or omissions of carriers, or


                   AT&T/CUSTOMER CONFIDENTIAL AND PROPRIETARY             DRAFT
other causes beyond its reasonable control, whether or not similar to the foregoing; provided, however, that any failure or inability by CUSTOMER to resell Services provided under this Agreement or to collect payment from its Intermediate Resellers or End-Users shall not excuse CUSTOMER from performing its obligations under this Agreement.

8.10.   LOSS.

        CUSTOMER is liable to AT&T for the replacement cost of AT&T-provided equipment installed at CUSTOMER's premises in the event of loss of said equipment for any reason, including but not limited to theft, but not including loss caused by a defect in the equipment itself.

8.11.   NOTICES.

        Any notice to the other party under this Agreement shall be given in writing to the following individual or such individual's designated agent, and either (a) delivered by hand, (b) sent by United States mail, postage prepaid, to the following address, or (c) transmitted by facsimile to the following facsimile number:

                If to AT&T:
                AT&T CORP.
                ATTN: Michael Oyster
                55 Corporate Drive
                Rm. 14D13
                Bridgewater, New Jersey 08807  Fax: (908) 658-2237

                With Copy to:

                AT&T CORP.
                ATTN: Richard R. Meade, Esq.
                Rm: 3250H3
                295 North Maple Avenue
                Basking Ridge, New Jersey 07920
                AT&T CORP.


                   AT&T/CUSTOMER CONFIDENTIAL AND PROPRIETARY             DRAFT

                        If to CUSTOMER:

                        MIDCOM Communications Inc.
                        President
                        1600 MIDCOM Tower
                        1111 Third Avenue
                        Seattle, Washington 98101

                        With Copy to:

                        MIDCOM Communications Inc.
                        General Counsel
                        1600 MIDCOM Tower
                        1111 Third Avenue
                        Seattle, Washington 98101


        The name, address or facsimile number for notice may be changed by giving notice in accordance with this Section. If mailed in accordance with this Section, notice shall be deemed given when actually received by the individual addressee or designated agent or three (3) business days after mailing, whichever is earlier. If transmitted by facsimile in accordance with this Section, notice shall be deemed given when actually received by the individual addressee or designated agent or one (1) business day after transmission, whichever is earlier.

8.12    MODIFICATION AND WAIVER.

        This Agreement may be modified only by a writing signed by authorized representatives of both parties. The failure of a party to enforce any right under this Agreement at any particular point in time shall not constitute a continuing waiver of any such right with respect to the remaining term of this Agreement, or the waiver of any other right under this Agreement.




                   AT&T/CUSTOMER CONFIDENTIAL AND PROPRIETARY           DRAFT

8.13    SEVERABILITY.

        If any portion of this Agreement shall be found to be invalid or unenforceable, such portion shall be void and of no effect, but the remainder of the Agreement shall continue in full force and effect unless the Agreement fails of its essential purpose without the voided portion.

8.14    CHOICE OF LAW.

        The domestic law of the State of New York, except its conflict-of-laws rules, shall govern the construction, interpretation, and performance of this Agreement, except to the extent superseded by federal law.

8.15    COMPLIANCE WITH LAWS.

        Each party is responsible for its own compliance with all laws and regulations affecting its business, including but not limited to the collection and remittance of all taxes and other levies imposed by law. Nothing contained in this Agreement shall require either party to take any action prohibited or omit to take any action required by applicable law, the Federal Communications Commission or any other regulatory authorities.

8.16    EXPORT REGULATION COMPLIANCE.

        To ensure compliance with Section 799.4(f) of the U.S. Export Administration regulations, 15 C.F.R. 799.4(f), each party to this Agreement hereby assures the other party that it does not intend to transmit, directly or indirectly, any technical information received from the other party, or any immediate product produced directly by use of such information, to Afghanistan, the People's Republic of China, Iraq, any Group Q, S, W, Y or Z country specified in Supplement No. 1 to Section 770 of the U.S. Export Administration regulations. 15 C.F.R. 770, Supp. No. 1, or any citizen or resident of any of the foregoing countries.



                   AT&T/CUSTOMER CONFIDENTIAL AND PROPRIETARY           DRAFT

8.17    ENTIRE AGREEMENT.

        This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior written or oral agreements, proposals, representations, statements or understandings.

8.18    INDEX OF DEFINED TERMS.

        The following terms are defined in this Agreement at the indicated page:

                Affiliate, 24

                Agreement, 1

                Arbitration Fees, 17

                AT&T, 1

                Confidential Information, 18

                Consultant, 20

                Consulting Services, 20

                CPR Institute, 15

                CUSTOMER, 1

                Disclosing Party, 18

                Dispute, 21

                Effective Date, 1

                End Users, 5

                Inconsistent Use, 15

                Indemnified Party, 11

                Indemnifying Party, 12



                   AT&T/CUSTOMER CONFIDENTIAL AND PROPRIETARY           DRAFT

                Intermediate Resellers, 6

                Receiving Party, 18

                Rules, 15

                Services, 1

                Term, 1

                Weekly Payment, 3


                                    *  *  *

        AT&T and CUSTOMER, acting through their duly authorized representatives, hereby agree to the terms set forth in this Agreement, and warrant that their respective signatories whose signatures appear below have been and are of the date of this Agreement duly authorized by all necessary and appropriate corporate action to execute this Agreement.

        MIDCOM COMMUNICATIONS INC.              AT&T CORP.

        By:  /s/ WILLIAM H. OBERLIN             By:  /s/ L. R. ZINGALE
           -----------------------------           -----------------------------

           William H. Oberlin                      L. R. Zingale
        --------------------------------        --------------------------------
        (Typed or printed name)                 (Typed or printed name)

           President & CEO                         Spec. Mkts. V.P.
        --------------------------------        --------------------------------
        (Title)                                 (Title)

           10/31/96                                10/31/96
        --------------------------------        --------------------------------
        (Date)                                  (Date)





                   AT&T/CUSTOMER CONFIDENTIAL AND PROPRIETARY           DRAFT

ATTACHMENT A                                                       PAGE 1 OF 33
SERVICES AND SERVICE DESCRIPTIONS

                ATTACHMENT A: SERVICES AND SERVICE DESCRIPTIONS

1. DOMESTIC INTERSTATE AND INTERNATIONAL SERVICES. The following domestic interstate and international services are provided pursuant to this Agreement:

        1.1.    AT&T SDN SERVICES (AT&T TARIFF F.C.C. NO. 1) CONSISTING OF:

                a) AT&T Custom Software Defined Network (SDN) Service as described and defined in AT&T Tariff F.C.C. No. 1, as amended from time to time.

                b) AT&T Global Software Defined Network (GSDN) Service as described and defined in AT&T Tariff F.C.C. No. 1, as amended from time to time.

        1.2.    AT&T DNS SERVICES (AT&T TARIFF F.C.C. NO. 1) CONSISTING OF:

                a) AT&T Distributed Network Service (DNS) Interstate as described and defined in AT&T Tariff F.C.C. No. 1, as amended from time to time.

        1.3.    AT&T MEGACOM SERVICES (AT&T TARIFF F.C.C. NO. 1) CONSISTING OF:

                a) AT&T MEGACOM Service as described and defined in AT&T Tariff F.C.C. No. 1, as amended from time to time.

                b) AT&T MEGACOM Service - International Calling Capability as described and defined in AT&T Tariff F.C.C. No. 1, as amended from time to time.

        1.4.    AT&T 800 SERVICES (AT&T TARIFF F.C.C. NO. 2) CONSISTING OF:

                a) AT&T MEGACOM 800 Service-Domestic as described and defined in AT&T Tariff F.C.C. No. 2, as amended from time to time.

                b) AT&T MEGACOM 800 Service-Canada as described and defined in AT&T Tariff F.C.C. No. 2, as amended from time to time.

                c) AT&T MEGACOM 800 Service-Mexico as described and defined in AT&T Tariff F.C.C. No. 2, as amended from time to time.

                d) AT&T MEGACOM 800 Service-Overseas as described and defined in AT&T Tariff F.C.C. No. 2, as amended from time to time.

                e) AT&T 800 READYLINE Service-Domestic as described and defined in AT&T Tariff F.C.C. No. 2, as amended from time to time.

                f) AT&T 800 READYLINE Service-Canada as described and defined in AT&T Tariff F.C.C. No. 2, as amended from time to time.

                g) AT&T 800 READYLINE Service-Mexico as described and defined in AT&T Tariff F.C.C. No. 2, as amended from time to time.


                          CONFIDENTIAL AND PROPRIETARY
                                    between
                                  [AT&T LOGO]
                        AND MIDCOM COMMUNICATIONS, INC.

                              ___________________
                              Customer's Initials

ATTACHMENT A                                                       PAGE 2 OF 33
SERVICES AND SERVICE DESCRIPTIONS

                h) AT&T 800 READYLINE Service-Overseas as described and defined in AT&T Tariff F.C.C. No. 2, as amended from time to time.

                i) AT&T 800 READYLINE Service-Puerto Rico and Virgin Islands as described and defined in AT&T Tariff F.C.C. No. 2, as amended from time to time.

        1.5     AT&T PRIVATE LINE SERVICES (AT&T TARIFF F.C.C. NO. 9)
                CONSISTING OF:

                a) AT&T ACCUNET T1.5 Service as described and defined in AT&T Tariff F.C.C. No. 9, as amended from time to time.

                b) AT&T ACCUNET T45 Service as described and defined in AT&T Tariff F.C.C. No. 9, as amended from time to time.

        1.6. AT&T LOCAL CHANNEL SERVICES (AT&T TARIFF F.C.C. No. 11) CONSISTING OF:

                a) AT&T TERRESTRIAL 1.544 Mbps Local Channel Services as described and defined in AT&T Tariff F.C.C. No. 11, as amended from time to time.

                b) AT&T TERRESTRIAL 45 Mbps Local Channel Services as described and defined in AT&T Tariff F.C.C. No. 11, as amended from time to time.

        1.7. AT&T WHOLESALE PREPAID CARD SERVICES (AT&T TARIFF F.C.C. No. 1) CONSISTING OF:

                a) AT&T Whole Prepaid Card Service as described and defined in AT&T Tariff F.C.C. No. 1, as amended from time to time.

2. DOMESTIC INTRASTATE SERVICES. The following intrastate services are provided pursuant to AT&T's state tariffs governing such service:

        2.1 AT&T Custom Software Defined Network (SDN) Service as described and defined in AT&T Tariff F.C.C. No. 1., as amended from time to time.

        2.2 AT&T Distributed Network Service (DNS) as described and defined in AT&T Tariff F.C.C. No. 1, as amended from time to time.

        2.3 AT&T MEGACOM Service as described and defined in AT&T Tariff F.C.C. No. 1, as amended from time to time.

        2.4 AT&T MEGACOM 800 Service as described and defined in AT&T Tariff F.C.C. No. 2., as amended from time to time.

        2.5 AT&T 800 READYLINE Service as described and defined in AT&T Tariff F.C.C. No. 2., as amended from time to time.


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
ATTACHMENT A                                                       PAGE 3 OF 33
SERVICES AND SERVICE DESCRIPTIONS

3. SERVICE TERM. The term of this Agreement is 18 months beginning with the first day of the first full billing month within 30 days of the effective date of this Agreement (hereinafter referred to as the Customer's Initial Service Date, or "CISD") for the Services provided under this Carrier Agreement. There is no renewal option.

4.      MINIMUM VOLUME COMMITMENTS.

        4.1 The Minimum Semi-Annual Revenue Commitments (MSARCs) are as follows:

                (a) For months 1 through 6, the MSARC is $105,000,000 of total charges billed for Services provided during those months, net of all discounts and credits ("Net Billing"). The Customer may, within five (5) days following the Signing Agreement, reduce the MSARC for months 1 through 6 to $5,000,000, by paying a commitment reduction charge of $5,000,000 to AT&T.

                (b) For months 7 through 12 the MSARC is $4,500,000 of Net Billing.

                (c) For months 13 through 18 the MSARC is $4,200,000 of Net Billing.

        4.2. During months 7 through 12, any Net Billing in excess of the MSARC for that period will be applied against the MSARC for the final semi-annual period.

                If the Customer's Net Billing does not meet or exceed the MSARC in any given semi-annual period, the Customer will be billed, in addition to the actual billed charges, the difference between the MSARC and the Net Billing for that semi-annual period.

5. USAGE RATES. The Contract Prices for the Services provided pursuant to this Agreement are as follows:

        5.1. The Contract Price for AT&T SDN Service - Domestic Interstate Schedule A and A-PV (excluding NRA) calls is [*] for the initial 18 seconds and [*] for each additional 6 seconds or fraction thereof for all day parts and mileage bands for months 1 through 6 and [*] for the initial 18 seconds and [*] for each additional 6 seconds or fraction thereof for all day parts and mileage bands for months 7 through 18.

        5.2. The Contract Price for AT&T SDN Service - Domestic Interstate Schedule B and B-PV (excluding NRA) calls is [*] for the initial 18 seconds and [*] for each


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
ATTACHMENT A                                                       PAGE 4 OF 33
SERVICES AND SERVICE DESCRIPTIONS


additional 6 seconds or fraction thereof for all day parts and mileage bands for the length of the Service Term.

        5.3. The Contract Price for the AT&T DNS Services provided under this Agreement is the same as the undiscounted Recurring and Nonrecurring Rates and Charges specified in AT&T Tariff F.C.C. No. 1, as amended from time to time.

        5.4. The Contract price for the AT&T MEGACOM Service provided under this Agreement is the same as the undiscounted Recurring and Nonrecurring Rates and Charges specified for said Service in AT&T Tariff F.C.C. No. 1, as amended from time to time, except that the following usage rate applies for AT&T MEGACOM Service-Domestic Interstate calls which originate at an IXC Switch.

                (a) The Contract Price for AT&T MEGACOM Service-Domestic Interstate Service which originate at an IXC Switch is [*] for the initial
18 seconds and [*] for each additional 6 seconds or fraction thereof for all day parts and mileage bands for Intra-Mainland, Mainland-Hawaii, Mainland-Alaska, Hawaii-Alaska, Mainland-Puerto Rico/U.S. Virgin Islands Service, Puerto Rico-Mainland and Puerto Rico-Alaska/Hawaii/U.S. Virgin Islands Service.

                (b) An IXC Switch is a telecommunications switch with the following characteristics: (a) it is owned and operated by the Customer; (b) it has the capability to be used for the transmission of calls that are routed by a Local Exchange Carrier to the IXC Switch using Feature Group D access; (c) it is capable of interconnecting circuits or transferring calling between circuits; (d) it has a capacity of at least 100,000 access lines; and (e) it is used by Customer to provide Common Carrier service to end-users.

        5.5. The Contract price for the AT&T MEGACOM Service - International Calling Capability provided under this Agreement is the same as the undiscounted Recurring and Nonrecurring Rates and Charges specified for said Service in AT&T Tariff F.C.C. No. 1, as amended from time to time, except that the usage rates specified in Section 7.A. and 7.B. applies during the times specified in those Sections for AT&T MEGACOM Service - International calls which originate at an IXC Switch.

        5.6. The Contract price for the AT&T MEGACOM 800 Service provided under this Agreement is the same as the undiscounted Recurring and Nonrecurring Rates and Charges specified for said Service in AT&T Tariff F.C.C. No. 2, as amended from time to time, except for the MEGACOM 800 - Domestic Interstate usage which is [*] per hour for all day parts and mileage bands.
For the MEGACOM 800 Service - Domestic Interstate calls which terminate at an IXC Switch under this Agreement, the Contract price will be [*] per hour for all day parts and mileage bands.


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
ATTACHMENT A                                                       PAGE 5 OF 33
SERVICES AND SERVICE DESCRIPTIONS


        5.7. The Contract Price for AT&T 800 READYLINE Service - Domestic calls is [*] per hour for all day parts and mileage bands for months 1 through 5; and [*] per hour for all day parts and mileage bands for months 7 through 18.

        5.8. The Contract Price for AT&T TERRESTRIAL 1.544 Mbps Local Channel Services provided under this Agreement is the same as the undiscounted Recurring and Nonrecurring Rates and Charges as described and defined in AT&T Tariff F.C.C. No. 11, as amended from time to time.

        5.9. The Contract Price for AT&T TERRESTRIAL 45 Mbps Local Channel Services provided under this Agreement is the same as the undiscounted Recurring and Nonrecurring Rates and Charges as described and defined in AT&T Tariff F.C.C. No. 11, as amended from time to time.

        5.10. The Contract Price for AT&T ACCUNET T1.5 Service provided under this Agreement is the same as the undiscounted Recurring and Nonrecurring Rates and Charges as described and defined in AT&T Tariff F.C.C. No. 9, as amended from time to time, except for ACCUNET T1.5 IOCs which terminate in an IXC Switch. The Contract Price will be: [*] per month, if the Interoffice Channel is less than 100 miles in length; [*] plus [*] per mile per month, if the Interoffice Channel is greater than or equal to 100 miles in length.

        5.11. The Contract Price for AT&T ACCUNET T45 Service provided under this Agreement is the same as the undiscounted Recurring and Nonrecurring Rates and Charges as described and defined in AT&T Tariff F.C.C. No. 9, as amended from time to time, except for ACCUNET T45 IOCs which terminate in a IXC Switch. The Contract Price will be: [*] per month, if the Interoffice Channel is less than 100 miles in length; [*] plus [*] per mile per month, if the Interoffice Channel is greater than or equal to 100 miles in length.

6.      DISCOUNTS.      Volume discounts applicable to the Services provided
pursuant to this Agreement are as follows:

        6.1 AT&T SDN SERVICES: The customer will receive the following discounts each month in lieu of those specified for the Term and Volume Plan
(TVP) in AT&T Tariff F.C.C. No. 1.

                Gross Domestic SDN Services Usage               Discount
                ---------------------------------               --------
                All Usage                                          [*]

                Gross International GSDN Services Usage
                ---------------------------------------
                Between $0 up to $10,000                           [*]
                over $10,000 up to $20,000                         [*]


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
ATTACHMENT A                                                       PAGE 6 OF 33
SERVICES AND SERVICE DESCRIPTIONS


        over $20,000 up to $30,000                      [*]
        over $30,000 up to $300,000                     [*]
        over $300,000                                   [*]

Supplemental Discount off Net International GSDN Services Usage

        Above $0                                        [*]

        6.2 AT&T DNS SERVICES: The customer will receive the following discounts each month in lieu of those specified for the DNS Term Plan in AT&T Tariff F.C.C. No. 1.

        Gross Domestic Direct Dialed (1+) DNS Services Usage         Discount

        $0 to $10,000                                                  [*]
        $10,000 to $20,000                                             [*]
        $20,000 and above                                              [*]

        Gross International Direct Dial (1+) DNS Services Usage

        $0 to $5,000                                                   [*]
        $5,000 to $15,000                                              [*]
        $15,000 to $60,000                                             [*]
        $60,000 to $200,000                                            [*]
        $200,000 and above                                             [*]

        6.3     AT&T MEGACOM 800 SERVICE - DOMESTIC.

                (a) The customer will receive the following monthly discount for AT&T MEGACOM 800 Service - domestic gross usage in lieu of any other term plan or discounts for calls that terminate at an IXC Switch.

        Monthly Domestic Gross Revenue                               Discount

        All usage                                                      [*]

                (b) The customer will receive the following monthly discount for AT&T MEGACOM 800 Service - Domestic gross usage in lieu of any other term plan or discounts for calls that do not terminate at an IXC Switch.

        Monthly Domestic Gross Revenue                               Discount

        All usage                                                      [*]



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
ATTACHMENT A                                                       PAGE 7 OF 33
SERVICES AND SERVICE DESCRIPTIONS


        6.4. AT&T 800 READYLINE SERVICE - DOMESTIC. The customer will receive the following monthly discount for AT&T 800 READYLINE Service - domestic interstate gross usage in lieu of any other term plan or discounts.

        Monthly Domestic Gross Revenue                              Discount

        All usage                                                     [*]

7.      ADDITIONAL DISCOUNTS, CREDITS, WAIVERS.

        7.1. AT&T will apply a domestic DNS credit, each month, in the billing month following the initial application of the discounts specified in
6.2. above, in an amount equal to the difference between (a) all qualified domestic DNS gross usage less a [*] discount and (b) the net billed domestic DNS usage.

        7.2. AT&T will apply a domestic Interstate DNS credit, each month during months 1 through 6, in the billing month following the initial application of the discounts specified in 6.2. equal to the difference between
(a) all qualified interstate minutes times [*] and (b) the net billed charges for the qualified interstate usage. During months 7 through 18, AT&T will apply a domestic DNS credit, in the billing month following the initial application of the discounts specified in 6.2. above, equal to the difference between (a) all qualified interstate minutes times [*] and (b) the net billed charges for the qualified interstate usage.

        7.3. AT&T will apply an international DNS credit, each month, in the billing month following the initial application of the discounts specified in
6.2. above, equal to [*] of the net qualified international usage.

8. CLASSIFICATIONS, PRACTICES AND REGULATIONS. Except as otherwise provided in this Agreement, the terms, conditions, regulations and charges for AT&T SDN Services, AT&T DNS Services and AT&T MEGACOM Services as set forth in AT&T Tariff F.C.C. No. 1; for AT&T MEGACOM 800 and AT&T 800 READYLINE Service as set forth in AT&T Tariff F.C.C. No. 2; for AT&T ACCUNET T1.5 and AT&T ACCUNET T45 Service as set forth in AT&T Tariff F.C.C. No. 9; and for AT&T Terrestrial 1.544 and T45 Mbps Local Channel Service as set forth in AT&T Tariff F.C.C. No. 11 apply, as these tariffs may be amended from time to time.

9. MONITORING CONDITIONS. The Customer must satisfy the following Service Requirements which will be monitored at the end of twelve (12) months and at the end of the Service Term.

        9.1. Customer guarantees at least [*] over the 18 month period will be usage from Services specified in [*], preceding.


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
ATTACHMENT A                                                       PAGE 8 OF 33
SERVICES AND SERVICE DESCRIPTIONS

        9.2. The Customer must have an Average Length of Call (ALOC) of at least 2.5 minutes each for all AT&T Services provided in this Agreement.

        9.3. The Customer must have at least two IXC switches at the time of ordering the Service.

        If the Customer fails to satisfy the above Monitoring Conditions, AT&T will notify the Customer in writing of the specific failure(s) and the Customer will be billed and shall pay within 30 days an amount equal to 20% of all usage billed for those Services to which each unfulfilled Monitoring Condition is applicable during the Monitoring Period.

10. DISCONTINUANCE WITHOUT TERMINATION LIABILITY. The Customer may discontinue this Agreement without incurring a Termination Charge as defined in Paragraph 11., below, at the end of six months provided the Customer has satisfied the total sum of the MSARC's during the first six months of the Service Term.

11. TERMINATION CHARGE FOR DISCONTINUANCE PRIOR TO END OF AGREEMENT TERM. If the Customer discontinues this Agreement prior to the expiration of the Agreement Term without the consent of AT&T, or if AT&T terminates this Agreement or the Services provided pursuant to this Agreement due to Customer's breach of this Agreement, the Customer will pay a Termination Charge. The Termination Charge will be an amount equal to 100% of the unsatisfied MSARC's for the AT&T Services remaining in the term of this Agreement at the time of discontinuance. Payment is due within 30 days.



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
ATTACHMENT A                                                       PAGE 9 OF 33
SERVICES AND SERVICE DESCRIPTIONS

12.     AT&T MEGACOM SERVICE INTERNATIONAL USAGE RATES

        12.1. INTERNATIONAL USAGE RATES - The countries listed in 12.1. will receive the AT&T MEGACOM Service International usage rates for the initial and additional rate periods and will be effective for a 90 day period beginning with the Customer's CISD. The countries which are not listed in 12.1. will receive the rates that are specified in 12.2 during this period. After 90 days, the Customer will receive only the rates listed in 12.2.

        (a) CANADA RATE SCHEDULE - This schedule applies to Customer dialed calls to stations in Canada from the U.S. Mainland.

          ----------------------------------------------------------------------
                DAY RATE              EVENING RATE             NIGHT RATE
                Mon-Fri             Mon-Fri /Sat-Sun            Mon-Sun
                8AM-6PM            6PM-12Mid/8AM-12Mid         12Mid-8AM
          ----------------------------------------------------------------------
          Initial     Each Add'l  Initial     Each Add'l  Initial     Each Add'l
 Rate     30 Secs.    6 Secs.     30 Secs.    6 Secs.     30 Secs.    6 Secs.
Mileage   or Frac't   or Frac't   or Frac't   or Frac't   or Frac't   or Frac't
-------   ---------   ---------   ---------   ---------   ---------   ---------
0-4000       [*]         [*]         [*]         [*]         [*]        [*]

        (b) MEXICO RATE SCHEDULE - The following rates for calls between the U.S. Mainland and the point of connection at the international boundary apply for all days of the week including holidays.

                        Standard
                ---------------------------     -------------------------------
                Mon-Fri            Sun          Mon-Fri            Sat/Sun
                7:00AM-7:00PM     5PM-Mid       7:00PM-7:00AM   All Day/Mid-5PM
                ---------------------------     -------------------------------
                Initial         Each Add'l      Initial         Each Add'l
Rate            30 Seconds      6 Seconds       30 Seconds      6 Seconds
Mileage         or Fraction     or Fraction     or Fraction     or Fraction
-------         -----------     -----------     -----------     -----------
  0-  10            [*]             [*]             [*]             [*]
 11-  22            [*]             [*]             [*]             [*]
 23-  55            [*]             [*]             [*]             [*]
 56- 124            [*]             [*]             [*]             [*]
125- 292            [*]             [*]             [*]             [*]
293- 430            [*]             [*]             [*]             [*]
431- 925            [*]             [*]             [*]             [*]
926-3000            [*]             [*]             [*]             [*]

The rates for calls between the point of connection at the international boundary and Mexico are as specified in AT&T F.C.C. Tariff No. 1, Section 6.5.4.E.3.III.


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
ATTACHMENT A                                                      PAGE 10 OF 33
SERVICES AND SERVICE DESCRIPTIONS

        (c) ALL OTHER COUNTRIES - The following rates apply for all days of the week including holidays. The Initial Period is the first 18 seconds or fraction thereof and the Additional Period is each additional 6 seconds or fraction thereof.

COUNTRY                                        STANDARD        DISCOUNT         ECONOMY
-------                                        --------        --------         -------
Australia               Initial Period -          [*]             [*]             [*]
                        Add'l Period   -          [*]             [*]             [*]
                        Rate Period    -        2PM-8PM         8PM-3AM         3AM-2PM


Brazil                  Initial Period -          [*]             [*]             [*]
                        Add'l Period   -          [*]             [*]             [*]
                        Rate Period    -        8AM-6PM         6PM-12M         12M-8AM

Cayman                  Initial Period -          [*]             [*]             [*]
  Islands               Add'l Period   -          [*]             [*]             [*]
                        Rate Period    -        8AM-5PM        5PM-11PM        11PM-8AM

Chile                   Initial Period -          [*]             [*]             [*]
                        Add'l Period   -          [*]             [*]             [*]
                        Rate Period    -        8AM-6PM         6PM-12M         12M-8AM

Costa Rica              Initial Period -          [*]             [*]             [*]
                        Add'l Period   -          [*]             [*]             [*]
                        Rate Period    -       5PM-11PM         8AM-5PM        11PM-8AM

Dominican               Initial Period -          [*]             [*]             [*]
  Republic of           Add'l Period   -          [*]             [*]             [*]
                        Rate Period    -       4PM-10PM         7AM-4PM        10PM-7AM

France                  Initial Period -          [*]             [*]             [*]
                        Add'l Period   -          [*]             [*]             [*]
                        Rate Period    -        7AM-1PM         1PM-6PM         6PM-7AM

Germany                 Initial Period -          [*]             [*]             [*]
  Federal               Add'l Period   -          [*]             [*]             [*]
  Republic of           Rate Period    -        7AM-1PM         1PM-6PM         6PM-7AM

Guatemala               Initial Period -          [*]             [*]             [*]
                        Add'l Period   -          [*]             [*]             [*]
                        Rate Period    -       5PM-11PM         8AM-5PM        11PM-8AM

Hong Kong               Initial Period -          [*]             [*]             [*]
                        Add'l Period   -          [*]             [*]             [*]
                        Rate Period    -       5PM-11PM        10AM-5PM       11PM-10AM

Italy                   Initial Period -          [*]             [*]             [*]


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
ATTACHMENT A                                                      PAGE 11 OF 33
SERVICES AND SERVICE DESCRIPTIONS

                        Add'l Period   -          [*]             [*]             [*]
                        Rate Period    -        7AM-1PM         1PM-6PM         6PM-7AM

Japan                   Initial Period -          [*]             [*]             [*]
  (Including            Add'l Period   -          [*]             [*]             [*]
   Okinawa)             Rate Period    -        2PM-8PM         8PM-3AM         3AM-2PM

Korea,                  Initial Period -          [*]             [*]             [*]
 Republic of            Add'l Period   -          [*]             [*]             [*]
                        Rate Period    -        2PM-8PM         8PM-3AM         3AM-2PM

Netherlands             Initial Period -          [*]             [*]             [*]
                        Add'l Period   -          [*]             [*]             [*]
                        Rate Period    -        7AM-1PM         1PM-6PM         6PM-7AM

Philippines             Initial Period -          [*]             [*]             [*]
                        Add'l Period   -          [*]             [*]             [*]
                        Rate Period    -        5PM-2AM        2AM-11AM        11AM-5PM

South Africa,           Initial Period -          [*]             [*]             [*]
  Republic of           Add'l Period   -          [*]             [*]             [*]
                        Rate Period    -        6AM-12N        12PM-5PM         5PM-6AM

Switzerland             Initial Period -          [*]             [*]             [*]
                        Add'l Period   -          [*]             [*]             [*]
                        Rate Period    -        7AM-1PM         1PM-6PM         6PM-7AM

Thailand                Initial Period -          [*]             [*]             [*]
                        Add'l Period   -          [*]             [*]             [*]
                        Rate Period    -        5PM-2AM        2AM-11AM        11AM-5PM

United Kingdom          Initial Period -          [*]             [*]             [*]
 (Including the         Add'l Period   -          [*]             [*]             [*]
  Channel Islands,      Rate Period    -        7AM-1PM         1PM-6PM         6PM-7AM
  England, Isle of
  Man, Northern
  Ireland, Scotland
  and Wales)

Uruguay                 Initial Period -          [*]             [*]             [*]
                        Add'l Period   -          [*]             [*]             [*]
                        Rate Period    -        4PM-12M         7AM-4PM         12M-7AM




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
ATTACHMENT A                                                       PAGE 12 OF 33
SERVICES AND SERVICE DESCRIPTIONS


12.2 INTERNATIONAL USAGE RATES - The countries listed in 12.2 will receive the following AT&T MEGACOM Service International usage rates for the initial and additional rate periods effective at the conclusion of the 90 day period specified in 12.1.

        (A) CANADA RATE SCHEDULE - This schedule applies to Customer dialed calls to stations in Canada from the U.S. Mainland.

                                                         RATES
                ----------------------------------------------------------------------------------------
                       DAY RATE                       EVENING RATE                    NIGHT RATE
                       Mon-Fri                     Mon-Fri / Sat-Sun                    Mon-Sun
                       8AM-6PM                   6PM-12Mid / 8AM-12Mid                 12Mid-8AM
                ----------------------------------------------------------------------------------------
                Int'l 30      Each Add'l        Int'l 30      Each Add'l        Int'l 30      Each Add'l
Rate            Secs. or      6 Secs. or        Secs. or      6 Secs. or        Secs. or      6 Secs. or
Mileage         Fraction      Fraction          Fraction      Fraction          Fraction      Fraction
---------       --------      ----------        --------      ----------        --------      ----------
   0-  18         [*]             [*]             [*]             [*]             [*]             [*]
  19-  80         [*]             [*]             [*]             [*]             [*]             [*]
  81- 140         [*]             [*]             [*]             [*]             [*]             [*]
 141- 220         [*]             [*]             [*]             [*]             [*]             [*]
 221- 345         [*]             [*]             [*]             [*]             [*]             [*]
 346- 630         [*]             [*]             [*]             [*]             [*]             [*]
 631-1200         [*]             [*]             [*]             [*]             [*]             [*]
1201-1610         [*]             [*]             [*]             [*]             [*]             [*]
1611-4000         [*]             [*]             [*]             [*]             [*]             [*]

        (B) MEXICO RATE SCHEDULE - This schedule applies to Customer dialed calls to stations in Mexico from the U.S. Mainland. The following rates for calls between the U.S. Mainland and the point of connection at the international boundary apply for all days of the week including holidays.

                       Standard                             Economy
                -------------------------------    -------------------------------
                   Mon-Fri             Sun            Mon-Fri          Sat-Sun
                7:00AM-7:00PM        5PM-Mid       7:00PM-7:00AM   All Day/Mid-5PM
                -------------------------------    -------------------------------
                   Initial          Each Add'l        Initial         Each Add'l
Rate              30 Seconds        6 Seconds        30 Seconds       6 Seconds
Mileage          or Fraction       or Fraction      or Fraction      or Fraction
---------       -------------     -------------    -------------    --------------
   0-  10            [*]               [*]              [*]              [*]
  11-  22            [*]               [*]              [*]              [*]
  23-  55            [*]               [*]              [*]              [*]
  56- 124            [*]               [*]              [*]              [*]
 125- 292            [*]               [*]              [*]              [*]
 293- 430            [*]               [*]              [*]              [*]
 431- 925            [*]               [*]              [*]              [*]
 926-3000            [*]               [*]              [*]              [*]


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                                    between
                                  [AT&T LOGO]
                        AND MIDCOM COMMUNICATIONS, INC.

                              ___________________
                              Customer's Initials

ATTACHMENT A                                                      PAGE 13 OF 33
SERVICES AND SERVICE DESCRIPTIONS


The rates for calls between the point of connection at the international boundary and Mexico are as specified in AT&T F.C.C. Tariff No. 1, Section 3.2.4.L.5.

        (c) ALL OTHER COUNTRIES - This schedule applies to Customer dialed calls to stations in All Other Countries from the U.S. Mainland. The following rates apply for all days of the week including holidays. The Initial Period is the first 18 seconds or fraction thereof and the Additional Period is each additional 6 seconds or fraction thereof.


COUNTRY                                  STANDARD     DISCOUNT     ECONOMY
-------                                  --------     --------     -------
Albania,           Initial Period -        [*]          [*]         [*]
  Socialist        Add'l Period   -        [*]          [*]         [*]
  Republic of      Date Period    -      7AM-1PM      1PM-6PM      6PM-7AM

Algeria            Initial Period -        [*]          [*]         [*]
                   Add'l Period   -        [*]          [*]         [*]
                   Rate Period    -      6PM-12N      12N-5PM      5PM-6AM

American Samoa     Initial Period -        [*]          [*]         [*]
                   Add'l Period   -        [*]          [*]         [*]
                   Rate Period    -     5PM-11PM     10AM-5PM    11PM-10AM

Andorra            Initial Period -        [*]          [*]         [*]
                   Add'l Period   -        [*]          [*]         [*]
                   Rate Period    -      7AM-1PM      1PM-6PM      6PM-7AM

Angola             Initial Period -        [*]          [*]         [*]
                   Add'l Period   -        [*]          [*]         [*]
                   Rate Period    -      6AM-12N      12N-5PM      5PM-6AM

Anguilla           Initial Period -        [*]          [*]         [*]
                   Add'l Period   -        [*]          [*]         [*]
                   Rate Period    -     4PM-10PM      7AM-4PM     10PM-7AM

Antarctica         Initial Period -        [*]          [*]         [*]
(Casey)            Add'l Period   -        [*]          [*]         [*]
                   Rate Period    -     5PM-11PM     10AM-5PM    11PM-10AM

Antarctica         Initial Period -        [*]          [*]         [*]
(Scott)            Add'l Period   -        [*]          [*]         [*]
                   Rate Period    -     5PM-11PM     10AM-5PM    11PM-10AM

Antigua            Initial Period -        [*]          [*]         [*]


                          CONFIDENTIAL AND PROPRIETARY
                                    between
                                  [AT&T LOGO]
                        AND MIDCOM COMMUNICATIONS, INC.

                              ___________________
                              Customer's Initials

ATTACHMENT A                                                      PAGE 14 OF 33
SERVICES AND SERVICE DESCRIPTIONS

 (Barbuda)              Add'l Period   -          [*]             [*]             [*]
                        Rate Period    -        4PM-10PM        7AM-4PM         10PM-7AM

Argentina               Initial Period -          [*]             [*]             [*]
                        Add'l Period   -          [*]             [*]             [*]
                        Rate Period    -        8AM-6PM         6PM-12M         12M-8AM

Armenia                 Initial Period -          [*]             [*]             [*]
                        Add'l Period   -          [*]             [*]             [*]
                        Rate Period    -        1PM-2AM         7AM-1PM         2AM-7AM

Aruba                   Initial Period -          [*]             [*]             [*]
                        Add'l Period   -          [*]             [*]             [*]
                        Rate Period    -        4PM-10PM        7AM-4PM         10PM-7AM

Ascension Island        Initial Period -          [*]             [*]             [*]
                        Add'l Period   -          [*]             [*]             [*]
                        Rate Period    -        6AM-12N         12N-5PM         5PM-6AM

Australia               Initial Period -          [*]             [*]             [*]
                        Add'l Period   -          [*]             [*]             [*]
                        Rate Period    -        2PM-8PM         8PM-3AM         3AM-2PM

Austria                 Initial Period -          [*]             [*]             [*]
                        Add'l Period   -          [*]             [*]             [*]
                        Rate Period    -        7AM-1PM         1PM-6PM         6PM-7AM

Azerbaijan              Initial Period -          [*]             [*]             [*]
                        Add'l Period   -          [*]             [*]             [*]
                        Rate Period    -        1PM-2AM         7AM-1PM         2AM-7AM

Bahamas                 Initial Period -          [*]             [*]             [*]
                        Add'l Period   -          [*]             [*]             [*]
                        Rate Period    -        8AM-5PM         5PM-11PM        11PM-8AM

Bahrain                 Initial Period -          [*]             [*]             [*]
                        Add'l Period   -          [*]             [*]             [*]
                        Rate Period    -        8AM-3PM         9PM-8AM         3PM-9PM

Bangladesh,             Initial Period -          [*]                             [*]
 People's               Add'l Period   -          [*]                             [*]
 Republic of            Rate Period    -        6AM-6PM                         6PM-6AM

Barbados                Initial Period -          [*]             [*]             [*]
                        Add'l Period   -          [*]             [*]             [*]



                          CONFIDENTIAL AND PROPRIETARY
                                    between
                                  [AT&T LOGO]
                        AND MIDCOM COMMUNICATIONS, INC.

                              ___________________
                              Customer's Initials

ATTACHMENT A                                                       PAGE 15 OF 33
SERVICES AND SERVICE DESCRIPTIONS

                  Rate Period     -     4PM-10PM        7AM-4PM         10PM-7AM

Belarus           Initial Period  -       [*]             [*]             [*]
                  Add'l Period    -       [*]             [*]             [*]
                  Rate Period     -     1PM-2AM         7AM-1PM         2AM-7AM

Belgium           Initial Period  -       [*]             [*]             [*]
                  Add'l Period    -       [*]             [*]             [*]
                  Rate Period     -     7AM-1PM         1PM-6PM         6PM-7AM

Belize            Initial Period  -       [*]             [*]             [*]
                  Add'l Period    -       [*]             [*]             [*]
                  Rate Period     -     5PM-11PM        8AM-5PM         11PM-8AM

Benin,            Initial Period  -       [*]             [*]             [*]
 People's         Add'l Period    -       [*]             [*]             [*]
 Republic of      Rate Period     -     6AM-12N         12N-5PM         5PM-6AM

Bermuda           Initial Period  -       [*]             [*]             [*]
                  Add'l Period    -       [*]             [*]             [*]
                  Rate Period     -     8AM-5PM         5PM-11PM        11PM-8AM

Bhutan            Initial Period  -       [*]                             [*]
                  Add'l Period    -       [*]                             [*]
                  Rate Period     -     6PM-6AM                         6AM-6PM

Bolivia           Initial Period  -       [*]             [*]             [*]
                  Add'l Period    -       [*]             [*]             [*]
                  Rate Period     -     4PM-12M         7AM-4PM         12M-7AM

Bosnia-           Initial Period  -       [*]             [*]
 Hercegovena      Add'l Period    -       [*]             [*]             [*]
                  Rate Period     -     1PM-12MID       7AM-1PM        12MID-7AM

Botswana          Initial Period  -       [*]             [*]             [*]
                  Add'l Period    -       [*]             [*]             [*]
                  Rate Period     -     6AM-12N         12N-5PM         5PM-6AM

Brazil            Initial Period  -       [*]             [*]             [*]
                  Add'l Period    -       [*]             [*]             [*]
                  Rate Period     -     8AM-6PM         5PM-12M         12M-8AM

British           Initial Period  -       [*]             [*]             [*]
 Virgin Islands   Add'l Period    -       [*]             [*]             [*]
 (Including       Rate Period     -     8AM-5PM         5PM-11PM        11PM-8AM
  Anegada,



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                                    between
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                        AND MIDCOM COMMUNICATIONS, INC.

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
ATTACHMENT A                                                       PAGE 16 OF 33
SERVICES AND SERVICE DESCRIPTIONS


 Camanoe Island,
 Guana Island,
 Jost Van Dyke,
 Little Thatch,
 Marina Cay,
 Mosquito Island,
 North Sound,
 Peter Island,
 Salt Island,
 Tortola and
 Virgin Gorda)

Brunei            Initial Period  -       [*]             [*]             [*]
                  Add'l Period    -       [*]             [*]             [*]
                  Rate Period     -     5PM-11PM        10AM-5PM       11PM-10AM

Bulgaria          Initial Period  -       [*]             [*]             [*]
                  Add'l Period    -       [*]             [*]             [*]
                  Rate Period     -     1PM-2AM         7AM-1PM        2AM-7AM

Burkina Faso      Initial Period  -       [*]             [*]             [*]
                  Add'l Period    -       [*]             [*]             [*]
                  Rate Period     -     6AM-12N         12N-5PM        5PM-6AM

Burma             Initial Period  -       [*]             [*]             [*]
                  Add'l Period    -       [*]             [*]             [*]
                  Rate Period     -     5PM-11PM        10AM-5PM       11PM-10AM

Burundi           Initial Period  -       [*]             [*]             [*]
                  Add'l Period    -       [*]             [*]             [*]
                  Rate Period     -     6AM-12N         12N-5PM        5PM-6AM

Cambodia          Initial Period  -       [*]             [*]             [*]
                  Add'l Period    -       [*]             [*]             [*]
                  Rate Period     -     5PM-2AM         2AM-11AM       11AM-5PM

Cameroon, United  Initial Period  -       [*]             [*]             [*]
 Republic of      Add'l Period    -       [*]             [*]             [*]
                  Rate Period     -     6AM-12N         12N-5PM        5PM-6AM

Cape Verde        Initial Period  -       [*]             [*]             [*]
 Islands          Add'l Period    -       [*]             [*]             [*]
                  Rate Period     -     6AM-12N         12N-5PM        5PM-6AM

Cayman Islands    Initial Period  -       [*]             [*]             [*]
                  Add'l Period    -       [*]             [*]             [*]



                          CONFIDENTIAL AND PROPRIETARY
                                    between
                                  [AT&T LOGO]
                        AND MIDCOM COMMUNICATIONS, INC.

                              ___________________
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
ATTACHMENT A                                                       PAGE 17 OF 33
SERVICES AND SERVICE DESCRIPTIONS

                   Rate Period    -      8AM-5PM         5PM-11PM       11PM-8AM

Central African    Initial Period -        [*]             [*]             [*]
 Republic          Add'l Period   -        [*]             [*]             [*]
                   Rate Period    -      6AM-12N         12N-5PM         5PM-6AM

Chad               Initial Period -        [*]             [*]             [*]
 Republic of       Add'l Period   -        [*]             [*]             [*]
                   Rate Period    -      6AM-12N         12N-5PM         5PM-6AM

Chile              Initial Period -        [*]             [*]             [*]
                   Add'l Period   -        [*]             [*]             [*]
                   Rate Period    -      8AM-6PM         6PM-12M         12M-8AM

China, People's    Initial Period -        [*]             [*]             [*]
 Republic of       Add'l Period   -        [*]             [*]             [*]
                   Rate Period    -      5PM-2AM         2AM-11AM       11AM-5PM

Christmas &        Initial Period -        [*]             [*]             [*]
 Cocos Islands     Add'l Period   -        [*]             [*]             [*]
                   Rate Period    -      5PM-11PM       10AM-5PM       11PM-10AM

Colombia           Initial Period -        [*]             [*]             [*]
                   Add'l Period   -        [*]             [*]             [*]
                   Rate Period    -      4PM-12M         7AM-4PM         12M-7AM

Comoros, Federal   Initial Period -        [*]             [*]             [*]
 and Islamic       Add'l Period   -        [*]             [*]             [*]
 Republic of       Rate Period    -      6AM-12N         12N-5PM         5PM-6AM

Congo,             Initial Period -        [*]             [*]             [*]
 Republic of       Add'l Period   -        [*]             [*]             [*]
                   Rate Period    -      6AM-12N         12N-5PM         5PM-6AM

Cook Islands       Initial Period -        [*]             [*]             [*]
                   Add'l Period   -        [*]             [*]             [*]
                   Rate Period    -      5PM-11PM       10AM-5PM       11PM-10AM

Costa Rica         Initial Period -        [*]             [*]             [*]
                   Add'l Period   -        [*]             [*]             [*]
                   Rate Period    -      5PM-11PM        8AM-5PM        11PM-8AM

Croatia            Initial Period -        [*]             [*]             [*]
                   Add'l Period   -        [*]             [*]             [*]
                   Rate Period    -      1PM-12MID       7AM-1PM       12MID-7AM


                          CONFIDENTIAL AND PROPRIETARY
                                    between
                                  [AT&T LOGO]
                        AND MIDCOM COMMUNICATIONS, INC.

                              ___________________
                              Customer's Initials

ATTACHMENT A                                                      PAGE 18 OF 33
SERVICES AND SERVICE DESCRIPTIONS


Cyprus             Initial Period -         [*]          [*]          [*]
                   Add'l Period   -         [*]          [*]          [*]
                   Rate Period    -       7AM-11PM     1PM-6PM      6PM-7AM

Czech Republic     Initial Period -         [*]          [*]          [*]
                   Add'l Period   -         [*]          [*]          [*]
                   Rate Period    -       7AM-1PM      1PM-12M      12M-7AM

Denmark            Initial Period -         [*]          [*]          [*]
                   Add'l Period   -         [*]          [*]          [*]
                   Rate Period    -       7AM-1PM      1PM-6PM      6PM-7AM

Diego Garcia       Initial Period -         [*]                       [*]
                   Add'l Period   -         [*]                       [*]
                   Rate Period    -       6AM-6PM                   6PM-6AM

Djibouti,          Initial Period -         [*]          [*]          [*]
 Republic of       Add'l Period   -         [*]          [*]          [*]
                   Rate Period    -       6AM-12N      12N-5PM      5PM-6AM

Dominica           Initial Period -         [*]          [*]          [*]
                   Add'l Period   -         [*]          [*]          [*]
                   Rate Period    -       4PM-10PM     7AM-4PM      10PM-7AM

Dominican          Initial Period -         [*]          [*]          [*]
 Republic of       Add'l Period   -         [*]          [*]          [*]
                   Rate Period    -       4PM-10PM     7AM-4PM      10PM-7AM

Ecuador            Initial Period -         [*]          [*]          [*]
                   Add'l Period   -         [*]          [*]          [*]
                   Rate Period    -       4PM-12M      7AM-4PM      12M-7AM

Egypt, Arab        Initial Period -         [*]          [*]          [*]
 Republic of       Add'l Period   -         [*]          [*]          [*]
                   Rate Period    -       1PM-2AM      7AM-1PM      2AM-7AM

El Salvador        Initial Period -         [*]          [*]          [*]
                   Add'l Period   -         [*]          [*]          [*]
                   Rate Period    -       5PM-11PM     8AM-5PM      11PM-8AM

Equatorial         Initial Period -         [*]          [*]          [*]
 Guinea,           Add'l Period   -         [*]          [*]          [*]
 Republic of       Rate Period    -       6AM-12N      12N-5PM      5PM-6AM

Eritrea            Initial Period -         [*]          [*]          [*]
                   Add'l Period   -         [*]          [*]          [*]


                          CONFIDENTIAL AND PROPRIETARY
                                    between
                                  [AT&T LOGO]
                        AND MIDCOM COMMUNICATIONS, INC.

                              ___________________
                              Customer's Initials

ATTACHMENT A                                                      PAGE 19 OF 33
SERVICES AND SERVICE DESCRIPTIONS


                   Rate Period    -      1PM-2AM      7AM-1PM      2AM-7AM

Estonia            Initial Period -        [*]          [*]          [*]
                   Add'l Period   -        [*]          [*]          [*]
                   Rate Period    -      1PM-2AM      7AM-1PM      2AM-7AM

Ethiopia           Initial Period -        [*]          [*]          [*]
                   Add'l Period   -        [*]          [*]          [*]
                   Rate Period    -      1PM-2AM      7AM-1PM      2AM-7AM

Faeroe Islands     Initial Period -        [*]          [*]          [*]
                   Add'l Period   -        [*]          [*]          [*]
                   Rate Period    -      7AM-1PM      1PM-6PM      6PM-7AM

Falkland Islands   Initial Period -        [*]          [*]          [*]
                   Add'l Period   -        [*]          [*]          [*]
                   Rate Period    -      8AM-6PM      6PM-12M      12M-8AM

Federated States   Initial Period -        [*]          [*]          [*]
 of Micronesia     Add'l Period   -        [*]          [*]          [*]
                   Rate Period    -     5PM-11PM     10AM-5PM    11PM-10AM

Fiji Islands       Initial Period -        [*]          [*]          [*]
                   Add'l Period   -        [*]          [*]          [*]
                   Rate Period    -      5PM-2AM      9AM-5PM      2AM-9AM

Finland            Initial Period -        [*]          [*]          [*]
                   Add'l Period   -        [*]          [*]          [*]
                   Rate Period    -      7AM-1PM      1PM-6PM      6PM-7AM

France             Initial Period -        [*]          [*]          [*]
                   Add'l Period   -        [*]          [*]          [*]
                   Rate Period    -      7AM-1PM      1PM-6PM      6PM-7AM

French Antilles    Initial Period -        [*]          [*]          [*]
 (Martinique,      Add'l Period   -        [*]          [*]          [*]
  St. Barthelemy,  Rate Period    -     8AM-5PM      5PM-11PM     11PM-8AM
  and St. Martin)

French Guiana      Initial Period -        [*]          [*]          [*]
                   Add'l Period   -        [*]          [*]          [*]
                   Rate Period    -      8AM-6PM      6PM-12M      12M-8AM

French Polynesia   Initial Period -        [*]          [*]          [*]
 (Including the    Add'l Period   -        [*]          [*]          [*]
  Islands of       Rate Period    -     5PM-11PM     10AM-5PM    11PM-10AM


                          CONFIDENTIAL AND PROPRIETARY
                                    between
                                  [AT&T LOGO]
                        AND MIDCOM COMMUNICATIONS, INC.

                              ___________________
                              Customer's Initials

ATTACHMENT A                                                      PAGE 20 OF 33
SERVICES AND SERVICE DESCRIPTIONS

  Moorea and)
  Tahiti)

Gabon Republic          Initial Period -        [*]             [*]             [*]
                        Add'l Period   -        [*]             [*]             [*]
                        Rate Period    -        6AM-12N         12N-5PM         5PM-6AM

Gambia                  Initial Period -        [*]             [*]             [*]
                        Add'l Period   -        [*]             [*]             [*]
                        Rate Period    -        6AM-12N         12N-5PM         5PM-6AM

Georgia                 Initial Period -        [*]             [*]             [*]
                        Add'l Period   -        [*]             [*]             [*]
                        Rate Period    -        1PM-2AM         7AM-1PM         2AM-7AM

Germany,                Initial Period -        [*]             [*]             [*]
  Federal               Add'l Period   -        [*]             [*]             [*]
  Republic of           Rate Period    -        7AM-1PM         1PM-6PM         6PM-7AM

Ghana                   Initial Period -        [*]             [*]             [*]
                        Add'l Period   -        [*]             [*]             [*]
                        Rate Period    -        6AM-12N         12N-5PM         5PM-6AM

Gibraltar               Initial Period -        [*]             [*]             [*]
                        Add'l Period   -        [*]             [*]             [*]
                        Rate Period    -        7AM-1PM         1PM-6PM         6PM-7AM

Greece                  Initial Period -        [*]             [*]             [*]
                        Add'l Period   -        [*]             [*]             [*]
                        Rate Period    -        7AM-1PM         1PM-6PM         6PM-7AM

Greenland               Initial Period -        [*]             [*]             [*]
                        Add'l Period   -        [*]             [*]             [*]
                        Rate Period    -        7AM-1PM         1PM-6PM         6PM-7AM

Grenada                 Initial Period -        [*]             [*]             [*]
 (Including             Add'l Period   -        [*]             [*]             [*]
  Carriacou)            Rate Period    -       4PM-10PM         7AM-4PM        10PM-7AM

Guadeloupe              Initial Period -        [*]             [*]             [*]
                        Add'l Period   -        [*]             [*]             [*]
                        Rate Period    -        8AM-5PM        5PM-11PM        11PM-8AM

Guam                    Initial Period -        [*]             [*]             [*]
                        Add'l Period   -        [*]             [*]             [*]
                        Rate Period    -       5PM-11PM        10AM-5PM       11PM-10AM



                          CONFIDENTIAL AND PROPRIETARY
                                    between
                                  [AT&T LOGO]
                        AND MIDCOM COMMUNICATIONS, INC.

                              ___________________
                              Customer's Initials

ATTACHMENT A                                                      PAGE 21 OF 33
SERVICES AND SERVICE DESCRIPTIONS

Guantanamo              Initial Period -       [*]              [*]             [*]
 (U.S. Naval Base)      Add'l Period   -       [*]              [*]             [*]
                        Rate Period    -       4PM-10PM         7AM-4PM        10PM-7AM

Guatemala               Initial Period -        [*]             [*]             [*]
                        Add'l Period   -        [*]             [*]             [*]
                        Rate Period    -       5PM-11PM         8AM-5PM        11PM-8AM

Guinea-Bissau           Initial Period -        [*]             [*]             [*]
                        Add'l Period   -        [*]             [*]             [*]
                        Rate Period    -        6AM-12N         12N-5PM         5PM-6AM

Guinea, People's        Initial Period -        [*]             [*]             [*]
  Revolutionary         Add'l Period   -        [*]             [*]             [*]
  Republic              Rate Period    -        6AM-12N         12N-5PM         5PM-6AM

Guyana                  Initial Period -        [*]             [*]             [*]
                        Add'l Period   -        [*]             [*]             [*]
                        Rate Period    -        8AM-6PM         6PM-12M         12M-8AM

Haiti                   Initial Period -        [*]             [*]             [*]
                        Add'l Period   -        [*]             [*]             [*]
                        Rate Period    -       4PM-10PM         7AM-4PM        10PM-7AM

Honduras                Initial Period -        [*]             [*]             [*]
                        Add'l Period   -        [*]             [*]             [*]
                        Rate Period    -       5PM-11PM         8AM-5PM        11PM-8AM

Hong Kong               Initial Period -        [*]             [*]             [*]
                        Add'l Period   -        [*]             [*]             [*]
                        Rate Period    -       5PM-11PM        10AM-5PM       11PM-10AM

Hungary                 Initial Period -        [*]             [*]             [*]
                        Add'l Period   -        [*]             [*]             [*]
                        Rate Period    -        7AM-1PM         1PM-6PM         6PM-7AM

Iceland                 Initial Period -        [*]             [*]             [*]
                        Add'l Period   -        [*]             [*]             [*]
                        Rate Period    -        1PM-8PM         7AM-1PM         8PM-7AM

India                   Initial Period -        [*]                             [*]
                        Add'l Period   -        [*]                             [*]
                        Rate Period    -        6AM-6PM                         6PM-6AM

Indonesia               Initial Period -        [*]             [*]             [*]



                          CONFIDENTIAL AND PROPRIETARY
                                    between
                                  [AT&T LOGO]
                        AND MIDCOM COMMUNICATIONS, INC.

                              ___________________
                              Customer's Initials

ATTACHMENT A                                                       PAGE 22 OF 33
SERVICES AND SERVICE DESCRIPTIONS


                  Add'l Period    -      [*]             [*]             [*]
                  Rate Period     -    5PM-2AM        2AM-11AM        11AM-5PM

Iran              Initial Period  -      [*]             [*]             [*]
                  Add'l Period    -      [*]             [*]             [*]
                  Rate Period     -    1PM-2AM         7AM-1PM         2AM-7AM

Iraq              Initial Period  -      [*]             [*]             [*]
                  Add'l Period    -      [*]             [*]             [*]
                  Rate Period     -    1PM-2AM         7AM-1PM         2AM-7AM

Ireland           Initial Period  -      [*]             [*]             [*]
                  Add'l Period    -      [*]             [*]             [*]
                  Rate Period     -    7AM-1PM         1PM-6PM         6PM-7AM

Israel            Initial Period  -      [*]             [*]             [*]
                  Add'l Period    -      [*]             [*]             [*]
                  Rate Period     -    8AM-5PM         MID-8AM         5PM-MID

Italy             Initial Period  -      [*]             [*]             [*]
                  Add'l Period    -      [*]             [*]             [*]
                  Rate Period     -    7AM-1PM         1PM-6PM         6PM-7AM

Ivory Coast,      Initial Period  -      [*]             [*]             [*]
 Republic of      Add'l Period    -      [*]             [*]             [*]
                  Rate Period     -    6AM-12N         12N-5PM         5PM-6AM

Jamaica           Initial Period  -      [*]             [*]             [*]
                  Add'l Period    -      [*]             [*]             [*]
                  Rate Period     -   4PM-10PM         7AM-4PM        10PM-7AM

Japan             Initial Period  -      [*]             [*]             [*]
 (Including       Add'l Period    -      [*]             [*]             [*]
  Okinawa)        Rate Period     -    2PM-8PM         8PM-3AM         3AM-2PM

Jordan            Initial Period  -      [*]             [*]             [*]
                  Add'l Period    -      [*]             [*]             [*]
                  Rate Period     -    8AM-5PM         MID-8AM         5PM-MID

Kazakhstan        Initial Period  -      [*]             [*]             [*]
                  Add'l Period    -      [*]             [*]             [*]
                  Rate Period     -    1PM-2AM         7AM-1PM         2AM-7AM

Kenya,            Initial Period  -      [*]             [*]             [*]
 Republic of      Add'l Period    -      [*]             [*]             [*]
                  Rate Period     -    7AM-5PM         5PM-1AM         1AM-7AM



                          CONFIDENTIAL AND PROPRIETARY
                                    between
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                        AND MIDCOM COMMUNICATIONS, INC.

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
ATTACHMENT A                                                       PAGE 23 OF 33
SERVICES AND SERVICE DESCRIPTIONS

Kiribati           Initial Period -      [*]             [*]             [*]
                   Add'l Period   -      [*]             [*]             [*]
                   Rate Period    -    5PM-11PM        10AM-5PM       11PM-10AM

Korea,             Initial Period -      [*]             [*]             [*]
 Republic of       Add'l Period   -      [*]             [*]             [*]
                   Rate Period    -     2PM-8PM         8PM-3AM         3AM-2PM

Kuwait             Initial Period -      [*]             [*]             [*]
                   Add'l Period   -      [*]             [*]             [*]
                   Rate Period    -     7AM-5PM         5PM-1AM         1AM-7AM

Kyrgyzstan         Initial Period -      [*]             [*]             [*]
                   Add'l Period   -      [*]             [*]             [*]
                   Rate Period    -     4PM-2AM         7AM-1PM         2AM-7AM

Laos               Initial Period -      [*]             [*]             [*]
                   Add'l Period   -      [*]             [*]             [*]
                   Rate Period    -    5PM-11PM        10AM-5PM       11PM-10AM

Latvia             Initial Period -      [*]             [*]             [*]
                   Add'l Period   -      [*]             [*]             [*]
                   Rate Period    -     1PM-2AM         7AM-1PM         2AM-7AM

Lebanon            Initial Period -      [*]             [*]             [*]
                   Add'l Period   -      [*]             [*]             [*]
                   Rate Period    -     8AM-3PM         9PM-8AM         3PM-9PM

Lesotho            Initial Period -      [*]             [*]             [*]
                   Add'l Period   -      [*]             [*]             [*]
                   Rate Period    -     7AM-5PM         5PM-1AM         1AM-7AM

Liberia            Initial Period -      [*]             [*]             [*]
                   Add'l Period   -      [*]             [*]             [*]
                   Rate Period    -     6AM-12N         12N-5PM         5PM-6AM

Libyan Arab        Initial Period -      [*]             [*]             [*]
 People's          Add'l Period   -      [*]             [*]             [*]
 Socialist         Rate Period    -     6AM-12N         12N-5PM         5PM-6AM
 Jamahiriya

Liechtenstein      Initial Period -      [*]             [*]             [*]
                   Add'l Period   -      [*]             [*]             [*]
                   Rate Period    -     7AM-1PM         1PM-6PM         6PM-7AM


                          CONFIDENTIAL AND PROPRIETARY
                                    between
                                  [AT&T LOGO]
                        AND MIDCOM COMMUNICATIONS, INC.

                              ___________________
                              Customer's Initials

ATTACHMENT A                                                  PAGE 24 OF 33
SERVICES AND SERVICE DESCRIPTIONS

Lithuania         Initial Period --     [*]        [*]        [*]
                  Add'l Period   --     [*]        [*]        [*]
                  Rate Period    --   1PM-2AM    7AM-1PM    2AM-7AM

Luxembourg        Initial Period --     [*]        [*]        [*]
                  Add'l Period   --     [*]        [*]        [*]
                  Rate Period    --   7AM-1PM    1PM-6PM    6PM-7AM

Macao             Initial Period --     [*]        [*]        [*]
                  Add'l Period   --     [*]        [*]        [*]
                  Rate Period    --   6PM-2AM    2AM-11AM   11AM-5PM

Macedonia         Initial Period --     [*]        [*]        [*]
                  Add'l Period   --     [*]        [*]        [*]
                  Rate Period    --   1PM-12MID  7AM-1PM    12MID-7AM

Madagascar,       Initial Period --     [*]        [*]        [*]
  Democratic      Add'l Period   --     [*]        [*]        [*]
  Republic of     Rate Period    --   6AM-12N    12N-5PM    5PM-6AM

Malawi            Initial Period --     [*]        [*]        [*]
                  Add'l Period   --     [*]        [*]        [*]
                  Rate Period    --   6AM-12N    12N-5PM    5PM-6AM

Malaysia          Initial Period --     [*]        [*]        [*]
                  Add'l Period   --     [*]        [*]        [*]
                  Rate Period    --   5PM-2AM    2AM-11AM   11AM-5PM

Maldives,         Initial Period --     [*]        [*]        [*]
  Republic of     Add'l Period   --     [*]        [*]        [*]
                  Rate Period    --   6PM-1AM    1AM-11AM   11AM-6PM

Mali,             Initial Period --     [*]        [*]        [*]
  Republic of     Add'l Period   --     [*]        [*]        [*]
                  Rate Period    --   6AM-12N    12N-5PM    5PM-6AM

Malta,            Initial Period --     [*]        [*]        [*]
  Republic of     Add'l Period   --     [*]        [*]        [*]
                  Rate Period    --   7AM-1PM    1PM-6PM    6PM-7AM

Marshall Islands  Initial Period --     [*]        [*]        [*]
                  Add'l Period   --     [*]        [*]        [*]
                  Rate Period    --   5PM-11PM   10AM-5PM   11PM-10AM

Mauritania,       Initial Period --     [*]        [*]        [*]
  Islamic         Add'l Period   --     [*]        [*]        [*]

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
ATTACHMENT A                                                       PAGE 25 OF 33
SERVICES AND SERVICE DESCRIPTIONS

  Republic of       Rate Period    --     6AM-12N       12N-5PM       5PM-6AM

Mauritius           Initial Period --       [*]           [*]           [*]
                    Add'l Period   --       [*]           [*]           [*]
                    Rate Period    --     6AM-12N       12N-5PM       5PM-6AM

Mayotte Island      Initial Period --       [*]           [*]           [*]
                    Add'l Period   --       [*]           [*]           [*]
                    Rate Period    --     6AM-12N       12N-5PM       5PM-6AM

Moldova             Initial Period --       [*]           [*]           [*]
                    Add'l Period   --       [*]           [*]           [*]
                    Rate Period    --     1PM-2AM       7AM-1PM       2AM-7AM

Monaco              Initial Period --       [*]           [*]           [*]
                    Add'l Period   --       [*]           [*]           [*]
                    Rate Period    --     7AM-1PM       1PM-6PM       6PM-7AM

Mongolian           Initial Period --       [*]           [*]           [*]
  People's          Add'l Period   --       [*]           [*]           [*]
  Republic          Rate Period    --     5PM-11PM      10AM-5PM      11PM-10AM

Montserrat          Initial Period --       [*]           [*]           [*]
                    Add'l Period   --       [*]           [*]           [*]
                    Rate Period    --     4PM-10PM      7AM-4PM       10PM-7AM

Morocco,            Initial Period --       [*]           [*]           [*]
  Kingdom of        Add'l Period   --       [*]           [*]           [*]
                    Rate Period    --     6AM-12N       12N-5PM       5PM-6AM

Mozambique          Initial Period --       [*]           [*]           [*]
                    Add'l Period   --       [*]           [*]           [*]
                    Rate Period    --     6AM-12N       12N-5PM       5PM-6AM

Namibia             Initial Period --       [*]           [*]           [*]
                    Add'l Period   --       [*]           [*]           [*]
                    Rate Period    --     6AM-12N       12N-5PM       5PM-6AM

Nauru               Initial Period --       [*]           [*]           [*]
                    Add'l Period   --       [*]           [*]           [*]
                    Rate Period    --     5PM-11PM      10AM-5PM      11PM-10AM

Nepal               Initial Period --       [*]                         [*]
                    Add'l Period   --       [*]                         [*]
                    Rate Period    --     6AM-6PM                     6PM-6AM

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


ATTACHMENT A                                                    PAGE 26 OF 33
SERVICES AND SERVICE DESCRIPTIONS

Netherlands          Initial Period  --       [*]          [*]          [*]
                     Add'l Period    --       [*]          [*]          [*]
                     Rate Period     --     7AM-1PM      1PM-6PM      6PM-7AM

Netherlands          Initial Period  --       [*]          [*]          [*]
  Antilles           Add'l Period    --       [*]          [*]          [*]
  (Bonaire,          Rate Period     --     8AM-5PM      5PM-11PM     11PM-8AM
   Curacao, Saoa,
   St. Eustatius
   and St. Maarten)

Nevis                Initial Period  --       [*]          [*]          [*]
                     Add'l Period    --       [*]          [*]          [*]
                     Rate Period     --     4PM-10PM     7AM-4PM      10PM-7AM

New Caledonia        Initial Period  --       [*]          [*]          [*]
                     Add'l Period    --       [*]          [*]          [*]
                     Rate Period     --     5PM-11PM     10AM-5PM     11PM-10AM

New Zealand          Initial Period  --       [*]          [*]          [*]
  (Including         Add'l Period    --       [*]          [*]          [*]
   Chatham Island)   Rate Period     --     5PM-11PM     10AM-5PM     11PM-10AM

Nicaragua            Initial Period  --       [*]          [*]          [*]
                     Add'l Period    --       [*]          [*]          [*]
                     Rate Period     --     5PM-11PM     8AM-5PM      11PM-6AM

Niger                Initial Period  --       [*]          [*]          [*]
  Republic of        Add'l Period    --       [*]          [*]          [*]
                     Rate Period     --     6AM-12N      12N-5PM      5PM-6AM

Nigeria, Federal     Initial Period  --       [*]          [*]          [*]
  Republic of        Add'l Period    --       [*]          [*]          [*]
                     Rate Period     --     7AM-5PM      5PM-1AM      1AM-7AM

Nieu                 Initial Period  --       [*]          [*]          [*]
                     Add'l Period    --       [*]          [*]          [*]
                     Rate Period     --     5PM-11PM     10AM-5PM     11PM-10AM

Norfolk Island       Initial Period  --       [*]          [*]          [*]
                     Add'l Period    --       [*]          [*]          [*]
                     Rate Period     --     5PM-11PM     10AM-5PM     11PM-10AM

Norway (Including    Initial Period  --       [*]          [*]          [*]
  Svalbard)          Add'l Period    --       [*]          [*]          [*]
                     Rate Period     --     7AM-1PM      1PM-6PM      6PM-7AM




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

                                                                   PAGE 27 OF 33

ATTACHMENT A
SERVICES AND SERVICE DESCRIPTIONS

                                              <C >
Oman                   Initial Period  --       [*]          [*]          [*]
                       Add'l Period    --       [*]          [*]          [*]
                       Rate Period     --     8AM-3PM      9PM-8AM      3PM-9PM

Pakistan               Initial Period  --       [*]                       [*]
                       Add'l Period    --       [*]                       [*]
                       Rate Period     --     6AM-6PM                   6PM-6AM

Palau,                 Initial Period  --       [*]          [*]          [*]
  Republic of          Add'l Period    --       [*]          [*]          [*]
                       Rate Period     --     5PM-11PM     10AM-5PM     11PM-10AM

Panama,                Initial Period  --       [*]          [*]          [*]
  Republic of          Add'l Period    --       [*]          [*]          [*]
                       Rate Period     --     5PM-11PM     ?-5PM        11PM-8AM

Papua New Guinea       Initial Period  --       [*]          [*]          [*]
  (Admiralty           Add'l Period    --       [*]          [*]          [*]
   Islands,            Rate Period     --     5PM-11PM     10AM-5PM     11PM-10AM
   Bougainville,
   New Britain and
   New Ireland)

Paraguay               Initial Period  --       [*]          [*]          [*]
                       Add'l Period    --       [*]          [*]          [*]
                       Rate Period     --     8AM-6PM      6PM-12M      12M-8AM

Peru                   Initial Period  --       [*]          [*]          [*]
                       Add'l Period    --       [*]          [*]          [*]
                       Rate Period     --     4PM-12M      7AM-4PM      12M-7AM

Philippines            Initial Period  --       [*]          [*]          [*]
                       Add'l Period    --       [*]          [*]          [*]
                       Rate Period     --     5PM-2AM      2AM-11AM     11AM-5PM

Poland, People's       Initial Period  --       [*]          [*]          [*]
  Republic of          Add'l Period    --       [*]          [*]          [*]
                       Rate Period     --     7AM-1PM      1PM-12M      12M-7AM

Portugal               Initial Period  --       [*]          [*]          [*]
  (Including           Add'l Period    --       [*]          [*]          [*]
   Azores and          Rate Period     --     1PM-8PM      7AM-1PM      8PM-7AM
   Madeira Islands)


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


ATTACHMENT A
SERVICES AND SERVICE DESCRIPTIONS                             PAGE 28 OF 33

Qatar            Initial Period     --        [*]        [*]          [*]
                 Add'l Period       --        [*]        [*]          [*]
                 Rate Period        --      7AM-5PM    5PM-1AM      1AM-7AM

Reunion Island   Initial Period     --        [*]        [*]          [*]
                 Add'l Period       --        [*]        [*]          [*]
                 Rate Period        --      6AM-12N    12N-5PM      5PM-6AM

Romania,         Initial Period     --        [*]        [*]          [*]
  Socialist      Add'l Period       --        [*]        [*]          [*]
  Republic of    Rate Period        --      1PM-2AM    7AM-1PM      2AM-7AM

Russia           Initial Period     --        [*]        [*]          [*]
                 Add'l Period       --        [*]        [*]          [*]
                 Rate Period        --      1PM-2AM    7AM-1PM      2AM-7AM

Rwanda           Initial Period     --        [*]        [*]          [*]
                 Add'l Period       --        [*]        [*]          [*]
                 Rate Period        --      6AM-12N    12N-5PM      5PM-6AM

Saipan           Initial Period     --        [*]        [*]          [*]
  (Including     Add'l Period       --        [*]        [*]          [*]
   Rota and      Rate Period        --      5PM-11PM   10AM-5PM     11PM-10AM
   Tinian)

San Marino       Initial Period     --        [*]        [*]          [*]
                 Add'l Period       --        [*]        [*]          [*]
                 Rate Period        --      7AM-1PM    1PM-6PM      6PM-7AM

Sao Tome         Initial Period     --        [*]        [*]          [*]
                 Add'l Period       --        [*]        [*]          [*]
                 Rate Period        --      6AM-12N    12N-5PM      5PM-6AM

Saudi Arabia     Initial Period     --        [*]        [*]          [*]
                 Add'l Period       --        [*]        [*]          [*]
                 Rate Period        --      7AM-5PM    5PM-1AM      1AM-7AM

Senegal Republic Initial Period     --        [*]        [*]          [*]
                 Add'l Period       --        [*]        [*]          [*]
                 Rate Period        --      6AM-12N    12N-5PM      5PM-6AM

Seychelles       Initial Period     --        [*]        [*]          [*]
  Islands        Add'l Period       --        [*]        [*]          [*]
                 Rate Period        --      6AM-12N    12N-5PM      5PM-6AM

Sierra Leone     Initial Period     --        [*]        [*]          [*]

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
ATTACHMENT A                                                       PAGE 29 OF 33
SERVICES AND SERVICE DESCRIPTIONS

                    Add'l Period   --       [*]           [*]           [*]
                    Rate Period    --     6AM-12N       12N-5PM       5PM-6AM

Singapore,          Initial Period --       [*]           [*]           [*]
  Republic of       Add'l Period   --       [*]           [*]           [*]
                    Rate Period    --     5PM-11PM      10AM-5PM      11PM-10AM

Slovakia            Initial Period --       [*]           [*]           [*]
                    Add'l Period   --       [*]           [*]           [*]
                    Rate Period    --     7AM-1PM       1PM-12M       12M-7AM

Slovenia            Initial Period --       [*]           [*]           [*]
                    Add'l Period   --       [*]           [*]           [*]
                    Rate Period    --     1PM-12MID     7AM-1PM       12MID-7AM

Solomon Islands     Initial Period --       [*]           [*]           [*]
                    Add'l Period   --       [*]           [*]           [*]
                    Rate Period    --     5PM-11PM      10AM-5PM      11PM-10AM

South Africa,       Initial Period --       [*]           [*]           [*]
  Republic of       Add'l Period   --       [*]           [*]           [*]
                    Rate Period    --     6AM-12N       12N-5PM       5PM-6AM

Spain (Including    Initial Period --       [*]           [*]           [*]
  Balearic          Add'l Period   --       [*]           [*]           [*]
  Islands, Canary   Rate Period    --     7AM-1PM       1PM-6PM       6PM-7AM
  Islands, Ceuta
  and Melilla)

Sri Lanka           Initial Period --       [*]                         [*]
  Democratic        Add'l Period   --       [*]                         [*]
  Socialist         Rate Period    --     6AM-6PM                     6PM-6AM
  Republic of

St. Helena          Initial Period --       [*]           [*]           [*]
                    Add'l Period   --       [*]           [*]           [*]
                    Rate Period    --     6AM-12N       12N-5PM       5PM-6AM

St. Kitts           Initial Period --       [*]           [*]           [*]
                    Add'l Period   --       [*]           [*]           [*]
                    Rate Period    --     4PM-10PM      7AM-4PM       10PM-7AM

St. Lucia           Initial Period --       [*]           [*]           [*]
                    Add'l Period   --       [*]           [*]           [*]
                    Rate Period    --     4PM-10PM      7AM-4PM       10PM-7AM

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

ATTACHMENT A                                                       PAGE 30 OF 33
SERVICES AND SERVICE DESCRIPTIONS

St. Pierre            Initial Period -   [*]           [*]           [*]
  & Miquelon          Add'l Period   -   [*]           [*]           [*]
                      Rate Period    -   4PM-10PM      7AM-4PM       10PM-7AM

St. Vincent and       Initial Period -   [*]           [*]           [*]
  The Grenadines      Add'l Period   -   [*]           [*]           [*]
                      Rate Period    -   4PM-10PM      7AM-4PM       10PM-7AM

Suriname,             Initial Period -   [*]           [*]           [*]
  Republic of         Add'l Period   -   [*]           [*]           [*]
                      Rate Period    -   8AM-6PM       6PM-12M       12M-8AM

Swaziland             Initial Period -   [*]           [*]           [*]
                      Add'l Period   -   [*]           [*]           [*]
                      Rate Period    -   6AM-12N       12N-5PM       5PM-6AM

Sweden                Initial Period -   [*]           [*]           [*]
                      Add'l Period   -   [*]           [*]           [*]
                      Rate Period    -   7AM-1PM       1PM-6PM       6PM-7AM

Switzerland           Initial Period -   [*]           [*]           [*]
                      Add'l Period   -   [*]           [*]           [*]
                      Rate Period    -   7AM-1PM       1PM-6PM       6PM-7AM

Syrian Arab           Initial Period -   [*]           [*]           [*]
  Republic            Add'l Period   -   [*]           [*]           [*]
                      Rate Period    -   1PM-2AM       7AM-1PM       2AM-7AM

Taiwan                Initial Period -   [*]           [*]           [*]
                      Add'l Period   -   [*]           [*]           [*]
                      Rate Period    -   5PM-11PM      10AM-5PM      11PM-10AM

Tajikistan            Initial Period -   [*]           [*]           [*]
                      Add'l Period   -   [*]           [*]           [*]
                      Rate Period    -   1PM-2AM       7AM-1PM       2AM-7AM

Tanzania              Initial Period -   [*]           [*]           [*]
                      Add'l Period   -   [*]           [*]           [*]
                      Rate Period    -   1PM-2AM       7AM-1PM       2AM-7AM

Thailand              Initial Period -   [*]           [*]           [*]
                      Add'l Period   -   [*]           [*]           [*]
                      Rate Period    -   5PM-2AM       2AM-11AM      11AM-5PM

Togo, Republic of     Initial Period -   [*]           [*]           [*]
                      Add'l Period   -   [*]           [*]           [*]


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
ATTACHMENT A
SERVICES AND SERVICE DESCRIPTIONS                                  PAGE 31 OF 33


                  Rate Period    --   6AM-12N      12N-5PM      5PM-6AM

Tonga Islands     Initial Period --     [*]          [*]          [*]
                  Add'l Period   --     [*]          [*]          [*]
                  Rate Period    --   5PM-2AM      9AM-5PM      2AM-9AM

Trinidad &        Initial Period --     [*]          [*]          [*]
 Tobago,          Add'l Period   --     [*]          [*]          [*]
 Democratic       Rate Period    --   4PM-10PM     7AM-4PM      10PM-7AM
 Republic of

Tunisia           Initial Period --     [*]          [*]          [*]
                  Add'l Period   --     [*]          [*]          [*]
                  Rate Period    --   6AM-12N      12N-5PM      5PM-6AM

Turkey            Initial Period --     [*]          [*]          [*]
                  Add'l Period   --     [*]          [*]          [*]
                  Rate Period    --   7AM-1PM      1PM-6PM      6PM-7AM

Turkmenistan      Initial Period --     [*]          [*]          [*]
                  Add'l Period   --     [*]          [*]          [*]
                  Rate Period    --   1PM-2AM      7AM-1PM      2AM-7AM

Turks & Caicos    Initial Period --     [*]          [*]          [*]
 Islands          Add'l Period   --     [*]          [*]          [*]
                  Rate Period    --   8AM-5PM      5PM-11PM     11PM-8AM

Tuvalu            Initial Period --     [*]          [*]          [*]
                  Add'l Period   --     [*]          [*]          [*]
                  Rate Period    --   5PM-11PM     10AM-5PM     11PM-10AM

Uganda            Initial Period --     [*]          [*]          [*]
                  Add'l Period   --     [*]          [*]          [*]
                  Rate Period    --   1PM-2AM      7AM-1PM      2AM-7AM

Ukraine           Initial Period --     [*]          [*]          [*]
                  Add'l Period   --     [*]          [*]          [*]
                  Rate Period    --   1PM-2AM      7AM-1PM      2AM-7AM

United Arab       Initial Period --     [*]          [*]          [*]
 Emirates         Add'l Period   --     [*]          [*]          [*]
 (Abu Dhabi,      Rate Period    --   8AM-3PM      9PM-8AM      3PM-9PM
  Ajman, Dubai,
  Fujairah, Ras
  al Khaimah,
  Sharjah, and


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
ATTACHMENT A                                                PAGE 32 OF 33
SERVICES AND SERVICE DESCRIPTIONS

  Umn al Qaiwain)

United Kingdom      Initial Period -     [*]          [*]          [*]
  (Including the    Add'l Period   -     [*]          [*]          [*]
   Channel          Rate Period    -   7AM-1PM      1PM-6PM        6PM-7AM
   Islands, England,
   Isle of Man,
   Northern Ireland,
   Scotland and
   Wales

Uruguay             Initial Period  -    [*]          [*]          [*]
                    Add'l Period    -    [*]          [*]          [*]
                    Rate Period     -  4PM-12AM     7AM-4PM        12M-7AM

Uzbekistan          Initial Period  -    [*]          [*]          [*]
                    Add'l Period    -    [*]          [*]          [*]
                    Rate Period     -  1PM-2AM      7AM-1PM        2AM-7AM

Vanuatu             Initial Period  -    [*]          [*]          [*]
  Republic          Add'l Period    -    [*]          [*]          [*]
                    Rate Period     -  5PM-11PM     10AM-5PM       11PM-10AM

Vatican City        Initial Period  -    [*]          [*]          [*]
                    Add'l Period    -    [*]          [*]          [*]
                    Rate Period     -  7AM-1PM      1PM-6PM        6PM-7AM

Venezuela           Initial Period  -    [*]          [*]          [*]
                    Add'l Period    -    [*]          [*]          [*]
                    Rate Period     -  8AM-6PM      6PM-12M        12M-8AM

Vietnam,            Initial Period  -    [*]          [*]          [*]
  Socialist         Add'l Period    -    [*]          [*]          [*]
  Republic of       Rate Period     -  5PM-2AM      2AM-11AM       11AM-5PM

Wallis and          Initial Period  -    [*]          [*]          [*]
  Futuna            Add'l Period    -    [*]          [*]          [*]
  Islands           Rate Period     -  5PM-11PM     10PM-5PM       11PM-10AM


Western Samoa       Initial Period  -    [*]          [*]          [*]
                    Add'l Period    -    [*]          [*]          [*]
                    Rate Period     -  5PM-11PM     10AM-5PM       11PM-10AM


Yemen,              Initial Period  -    [*]          [*]          [*]
  Republic of       Add'l Period    -    [*]          [*]          [*]

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


ATTACHMENT A
SERVICES AND SERVICE DESCRIPTIONS                                 PAGE 33 OF 33

  (Including Aden     Rate Period       --   8AM-3PM       9PM-8AM      3PM-9PM
   & Almahrah)

Yugoslavia            Initial Period    --     [*]          [*]          [*]
                      Add'l Period      --     [*]          [*]          [*]
                      Rate Period       --   1PM-12MID     7AM-1PM      12MID-7AM

Zaire,                Initial Period    --     [*]          [*]          [*]
 Republic of          Add'l Period      --     [*]          [*]          [*]
                      Rate Period       --   6AM-12N       12N-5PM      5PM-6AM

Zambia                Initial Period    --     [*]          [*]          [*]
                      Add'l Period      --     [*]          [*]          [*]
                      Rate Period       --   6AM-12N       12N-5PM      5PM-6AM

Zimbabwe              Initial Period    --     [*]          [*]          [*]
                      Add'l Period      --     [*]          [*]          [*]
                      Rate Period       --   6AM-12N       12N-5PM      5PM-6AM



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